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                            ASSET PURCHASE AGREEMENT

                                      among

                         HALES CAPITAL ADVISORS, L.L.C.,

                                  ITS MEMBERS,

                             ARCH CAPITAL GROUP LTD.

                                       and

                              HALES & COMPANY INC.

                          Dated as of October 31, 2000








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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I

                                DEFINITIONS, ETC.

1.1        Definitions.......................................................1
1.2        Other Terms.......................................................6
1.3        Accounting Terms and Determinations...............................8
1.4        Rules of Construction.............................................8

                                   ARTICLE II

                                PURCHASE AND SALE

2.1        Purchase and Sale of Company Assets...............................9
2.2        Restricted Assets.................................................9
2.3        Purchase Price...................................................10
2.4        Instruments of Transfer and Conveyance...........................10
2.5        Assumption of Liabilities........................................11
2.6        Assumption of Contracts..........................................11
2.7        Allocation of Purchase Price.....................................11

                                   ARTICLE III

                              CLOSING DATE; CLOSING

3.1        Closing Date; Closing............................................12
3.2        Effective Date...................................................13

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         OF THE MEMBERS AND THE COMPANY

4.1        Organization, Etc................................................13
4.2        Outstanding Membership Interests.................................14
4.3        Authorization; Execution and Delivery, Etc.......................14
4.4        Consents and Approvals of Governmental Authorities...............14
4.5        No Violation.....................................................14
4.6        Financial Statements.............................................15
4.7        Absence of Certain Changes.......................................16
4.8        Tax Matters......................................................17
4.9        Employee Benefits................................................17

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4.10       Assets, Contracts and Other Data.................................18
4.11       Absence of Undisclosed Liabilities...............................20
4.12       Restrictions on Business Activities..............................21
4.13       Agreements in Full Force and Effect..............................21
4.14       Legal Proceedings, Etc...........................................21
4.15       Environmental Matters............................................21
4.16       Non-Infringement of Certain Rights of Others.....................23
4.17       Brokers..........................................................23
4.18       Labor Matters....................................................23
4.19       Affiliate Agreements.............................................24
4.20       Investment Matters...............................................24
4.21       Material Facts...................................................24
4.22       Sale of Hales & Associates, Inc. Assets..........................25

                                    ARTICLE V

           REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE BUYER

5.1        Corporate Organization...........................................25
5.2        Capitalization...................................................25
5.3        Authorization; Execution and Delivery, Etc.......................26
5.4        Consents and Approvals of Governmental Authorities...............26
5.5        No Violation.....................................................26
5.6        SEC Documents....................................................27
5.7        Financial Statements.............................................27
5.8        Legal Proceedings, Etc...........................................28

                                   ARTICLE VI

                    COVENANTS OF THE MEMBERS AND THE COMPANY

6.1        Regular Course of Business.......................................28
6.2        Certain Prohibited Activities....................................29
6.3        Dividends........................................................29
6.4        Capital Expenditures.............................................30
6.5        Borrowing........................................................30
6.6        Insurance........................................................30
6.7        Returns; Taxes; Etc..............................................30
6.8        Access...........................................................30
6.9        Repayment of Marsh Note..........................................31
6.10       Approvals........................................................31
6.11       Counterpart to this Agreement....................................31
6.12       Further Assurances...............................................32

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                                   ARTICLE VII

            CONDITIONS TO OBLIGATIONS OF THE MEMBERS AND THE COMPANY

7.1        Representations and Warranties True..............................32
7.2        Performance of Covenants.........................................32
7.3        No Governmental or Other Proceeding or Litigation................32
7.4        Approvals........................................................33
7.5        No Material Adverse Change.......................................33

                                  ARTICLE VIII

              CONDITIONS TO OBLIGATIONS OF THE PARENT AND THE BUYER

8.1        Representations and Warranties True..............................33
8.2        Performance of Covenants.........................................34
8.3        No Governmental or Other Proceeding or Litigation................34
8.4        Approvals and Consents...........................................34
8.5        No Material Adverse Change.......................................34
8.6        Consents.........................................................34
8.7        Debt.............................................................34
8.8        Employment Arrangements..........................................35
8.9        Tax Lien Waivers.................................................35
8.10       Section 1445 Certificate.........................................35
8.11       Escrow Agreement.................................................35
8.12       Opinion of Counsel...............................................35
8.13       Officer's Certificate............................................35

                                   ARTICLE IX

                        TERMINATION AND ABANDONMENT, ETC.

9.1        Methods of Termination...........................................36

                                    ARTICLE X

                          SURVIVAL AND INDEMNIFICATION

10.1       Survival.........................................................37
10.2       Indemnification by the Members and the Company...................37
10.3       Indemnification by Parent and Buyer..............................38
10.4       Indemnification Process..........................................38
10.5       Tax Matters......................................................39
10.6       Fraud: Exclusive Remedy..........................................39

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                                   ARTICLE XI

                               CERTAIN AGREEMENTS

11.1       Agreement Not to Compete.........................................40
11.2       Confidentiality..................................................43
11.3       Non-Solicitation.................................................44
11.4       Fund Matters.....................................................45
11.5       Specific Relief..................................................45
11.6       Transfer Restriction.............................................46
11.7       Bulk Transfer Laws...............................................47
11.8       Post-Closing Activities..........................................47
11.9       Transfer and Sales Tax...........................................47

                                   ARTICLE XII

                               REGISTRATION RIGHTS

12.1       Requested Registration...........................................48
12.2       Piggyback Registration...........................................51
12.3       Expenses of Registration.........................................52
12.4       Registration Procedures..........................................53
12.5       Indemnification..................................................54
12.6       Preparation; Reasonable Investigation............................56
12.7       Information by the Holders.......................................57
12.8       Rule 144 Reporting and Sales.....................................57
12.9       Holdback Agreements..............................................58

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

13.1       Amendment and Modification.......................................58
13.2       Waiver of Compliance.............................................58
13.3       Notices..........................................................58
13.4       Assignment.......................................................59
13.5       No Third Party Beneficiary Rights................................60
13.6       Employment Arrangements..........................................60
13.7       Press Releases...................................................60
13.8       Confidentiality by Parent........................................60
13.9       Form W-2.........................................................61
13.10      Governing Law....................................................61
13.11      Submission to Jurisdiction.......................................62
13.12      Expenses.........................................................62
13.13      Counterparts.....................................................62
13.14      Headings.........................................................62
13.15      Entire Agreement.................................................62

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Schedules

2.1(a)            Transferred Assets
2.1(b)            Excluded Assets
2.5               Assumed Liabilities
2.6               Assumed Contracts
4.1               Foreign Qualifications
4.2               Outstanding Equity Interests
4.4               Governmental Approvals
4.5               Consents
4.6(a)            Audited Financial Statements
4.6(b)            Unaudited Financial Statements
4.7               Absence of Certain Changes
4.8               Tax Matters
4.9(a)            Benefit Plans
4.9(d)            Parachute Payments
4.10(b)           Intellectual Property Matters
4.10(c)           Insurance Policies
4.10(d)           Contracts, Agreements, Etc.
4.10(e)           Indebtedness
4.10(f)           Equity Interests in Others
4.10(g)           Permits
4.11              Undisclosed Liabilities
4.12              Restrictions on Business Activities
4.14              Legal Proceedings
4.16              Non-Infringement of Certain Rights of Others
4.17              Brokers
4.18(a)           Labor Matters
4.18(b)           Employee Information
4.19              Affiliate Agreements
8.6               Consents
8.7               Outstanding Indebtedness

Exhibits

A                 Form of Opinion of Counsel for Company
B                 Form of Executive Compensation Plan
C                 Form of Bill of Sale
D                 Form of Escrow Agreement
E                 Form of Assignment and Assumption Agreement
F                 Form of Subscription Agreement

                                                                       Exhibit A



                            ASSET PURCHASE AGREEMENT


     ASSET PURCHASE AGREEMENT, dated as of October 31, 2000 (the "Agreement"), among Hales Capital Advisors, L.L.C., an Illinois limited liability company (the "Company"), the class A members of the Company as listed on the signature pages hereof (the "Class A Members"), the class C member of the Company as listed on the signature pages hereof (the "Class C Member," and together with the Class A Members, the "Members"), Arch Capital Group Ltd., a Delaware corporation ("Parent"), and Hales & Company Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Buyer").

                                   WITNESSETH:


     WHEREAS, subject to the terms and conditions of this Agreement, Buyer desires to purchase the Transferred Assets and assume the Assumed Liabilities (each as defined herein), and the Company desires to sell the Transferred Assets and assign the Assumed Liabilities;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties herein contained, it is agreed that:

                                    ARTICLE I

                                DEFINITIONS, ETC.

     1.1 Definitions.

     The following terms, as used herein, have the following meanings:

     "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.


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                                      -2-


     "Asset" means any asset or property, whether real or personal, tangible or intangible, contingent or fixed, including contractual rights.

     "Assumed Liabilities" means (i) the $1.2 million capital commitment under the Fund GP Agreement as the assignee of Seller's interest in the Fund General Partner, including a capital call by the Fund on or after the Effective Date and
(ii) all business expenses incurred in the ordinary course and consistent with past practice incurred in compliance with this Agreement on or after the Effective Date and prior to the Closing.

     "Business" means all of the businesses and activities of the Company and of Hales & Associates as they have been conducted through the date hereof, including all businesses and activities generating the revenues reflected in the Company December 31 Financial Statements and the Company September 30 Financial Statements.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

     "Cash Distribution" means a distribution by the Company to the Members of the cash and cash equivalents held by it in an aggregate amount expected to equal $3 million.

     "Change in Control" means any Person (within the meaning of the Exchange
Act), other than a Permitted Person, being or becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing more than 50% of the total voting power of all the then outstanding Voting Securities.

     "Code" means the Internal Revenue Code of 1986.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the common stock, par value $.01 per share, of Parent.

     "Employment Agreement" means the employment agreement dated as of the date hereof between Buyer and Jeffery B. Cappel.

     "Equity Interest" in any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock or other equity participations, including partnership interests, whether general or limited, in such Person, including any preferred Equity Interests.

     "ERISA" means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder.

     "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

     "Excluded Liabilities" means Liabilities of the Company or any of the Members in his or its capacity as a member of the Company, whether arising before or after the date hereof, other than Assumed Liabilities.

     "Fund" means Distribution Partners Investment Capital, L.P., a Delaware limited partnership.

     "Fund Agreement" means the Limited Partnership Agreement of the Fund dated November 17, 1999, as amended as of December 15, 1999 and May 8, 2000, and as in effect on the date hereof.

     "Fund General Partner" means Distribution Investors, LLC, a Delaware limited liability company.

     "Fund GP Agreement" means the Limited Liability Company Agreement of the Fund General Partner dated as of May 8, 2000 and as in effect on the date hereof.

     "Fund GP Interest" means the membership interests in the Fund General Partner held by the Company, as described on Schedule 2.1(a).

     "Governmental Authority" shall mean any government or political subdivision of the United States or any other country or any agency, authority, board, bureau, central bank, securities exchange, commission, department or instrumentality thereof or therein, including any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to such government or political subdivision.

     "Hales & Associates" means Hales & Associates, Inc., an Illinois corporation.

     "Holder" means any registered holder of Registrable Securities.

     "in the ordinary course" means, with respect to any Person, in the ordinary course of business of such Person consistent with past practice.

     "Initiating Holder" means any Holder or Holders initiating a request for registration under Section 12.1.

     "Intellectual Property" means patents, copyrights, trademarks, trade names, service marks, logos, domain names, URLs, web addresses and sites, registrations and applications for any of the foregoing, computer programs, proprietary and confidential information, trade secrets and know-how and goodwill associated with any of the foregoing and all remedies against infringements thereof and rights to protection of interests therein under all laws.

     "Laws" means any applicable federal, state, local or foreign statutes, laws, codes, common law rules, ordinances, rules, regulations, permits, licensing or other requirements or any judicial or administrative decision of any Governmental Authority.

     "Liability" or "Liabilities" means, with respect to any Person, any liability, obligation or commitment of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise and whether or not the same is required to be accrued on the financial statements of such Person.

     "Lien" means any lien, pledge, mortgage, security interest, claim, charge or other encumbrance of any kind whatsoever.

     "Marsh Note" means the $2.0 million convertible note of the Company dated April 12, 2000 issued to Marsh & McLennan Risk Capital Holdings, Ltd.

     "Orders" means any judgment, decree, order, regulation, injunction, writ or rule of any Governmental Authority.

     "Parent SEC Documents" means (i) the annual reports on Form 10-K of Parent for the fiscal year ended December 31, 1999, (ii) the quarterly reports on Form 10-Q of Parent for the fiscal quarters ended March 31 and June 30, 2000, (iii) Parent's proxy statements relating to meetings of, or actions taken without a meeting by, its stockholders held since December 31, 1999, and (iv) all other reports, filings, registration statements and other documents filed by Parent with the Commission since December 31, 1999.

     "Permits" means all licenses, permits, exemptions, authorizations, registrations, filings and approvals of or with Governmental Authority.

     "Permitted Persons" means (A) Parent; (B) any Related Party; or (C) any group (as defined in Rule 13d-3 under the Exchange Act) comprised of any or all of the foregoing.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, limited liability partnership, limited partnership, trust, unincorporated organization or government or any agency or political subdivision thereof or other entity.

     "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement.

     "Registrable Securities" means (A) the Shares and (B) any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public in accordance with Rule 144,
(iii) such Registrable Securities may be sold without restriction under the Securities Act, or (iv) they shall have ceased to be outstanding.

     "Registration Expenses" means all expenses incurred by the Company in compliance with Sections 12.1, 12.2 and 12.4, including all registration and filing fees, printing expenses, fees and disbursements of counsel for Parent, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

     "Related Agreements" means the Employment Agreement, the Escrow Agreement and the agreements and instruments contemplated by Sections 2.2, 2.4, 2.6 and 8.14.

     "Related Party" means (A) a majority-owned subsidiary of Parent; (B) a trustee or other fiduciary holding securities under an employee benefit plan of Parent or any majority-owned subsidiary of Parent; or (C) a corporation owned directly or indirectly by the stockholders of Parent in substantially the same proportion as their ownership of Voting Securities.

     "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder.

     "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of any counsel for the Holders.

     "Taxes" means (i) any and all federal, state, provincial, local and foreign income, profits, estimated, alternative minimum, franchise, sales, value added, use, employment, payroll, occupation, real property, personal property, excise, gross receipts, license, customs, duties, capital stock, windfall profit, withholding, social security (or similar), unemployment, disability, registration, and other taxes, assessments, imposts, fees, charges or duties of any kind whatsoever, (ii) any interest, additions to tax and penalties with respect to any item described in clause (i) hereof and (iii) any transferee, successor, joint and several or contractual liability (including liability as an indemnitor, guarantor, surety or in a similar capacity, or liability pursuant to U.S. Treasury Regulation Section 1.1502-6 (or any comparable state, local or foreign provision)) in respect of any item described in clause (i) or (ii) hereof.

     "Voting Security" means any security of Parent which carries the right to vote generally in the election of directors.

     1.2 Other Terms.

     Each of the following terms is defined in the Section set forth opposite such term:

     Term                                                               Section

     Agreement.....................................................     Preamble
     Assumed Contracts.............................................     2.6
     Assumed Liabilities...........................................     2.5
     Buyer.........................................................     Preamble
     Buyer Indemnified Party.......................................     10.3
     Cash Consideration............................................     2.3
     Cause.........................................................     11.1(f)
     Class A Members...............................................     Preamble
     Class C Member................................................     Preamble
     Closing.......................................................     3.1
     Closing Date..................................................     3.1
     Company.......................................................     Preamble
     Company Benefit Plans.........................................     4.9(a)
     Company December 31 Balance Sheet.............................     4.6(a)
     Company December 31 Financial Statements......................     4.6(a)
     Company Indemnified Party.....................................     10.3
     Company September 30 Balance Sheet............................     4.6(b)
     Company September 30 Financial Statements.....................     4.6(b)
     Confidential Material.........................................     11.2(a)
     Effective Date................................................     3.2
     Environmental Laws............................................     4.15(a)
     Environmental Permits.........................................     4.15(a)
     Escrow Agreement..............................................     3.1
     Excluded Assets...............................................     2.1(b)
     Final Prospectus..............................................     12.5(f)
     Hales Asset Purchase Agreement................................     4.22(a)
     Hazardous Substance...........................................     4.15(a)
     Indemnified Party.............................................     10.4
     Indemnifying Party............................................     10.4
     Losses........................................................     10.2
     Material Adverse Effect.......................................     4.1
     Material Contracts............................................     4.10(d)
     Members.......................................................     Preamble
     Non-Compete Period............................................     11.1(e)
     Other Stockholders............................................     12.1(b)
     Parent........................................................     Preamble
     Parent December 31 Balance Sheet..............................     5.7(a)
     Parent December 31 Financial Statements.......................     5.7(a)
     Parent June 30 Balance Sheet..................................     5.7(b)
     Parent June 30 Financial Statements...........................     5.7(b)
     Parent Material Adverse Effect................................     5.5
     PCB...........................................................     4.15(a)

     Pre-Closing Confidential Material.............................     13.8(a)
     Purchase Price................................................     2.3
     Registration Indemnified Party................................     12.5(c)
     Registration Indemnifying Party...............................     12.5(c)
     Representatives...............................................     11.2(a)
     Restricted Asset..............................................     2.2
     Returns.......................................................     4.8
     Shares........................................................     2.3
     Shelf Registration............................................     12.1(a)
     Tax Indemnity.................................................     10.2
     Transferred Assets............................................     2.1(a)

     1.3 Accounting Terms and Determinations.

     Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles in the United States as in effect on the date hereof, applied on a consistent basis.

     1.4 Rules of Construction.

     (a) The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

     (b) Unless the context shall otherwise require, all references herein to
(i) Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (ii) Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons, (iii) agreements and other contractual instruments include subsequent amendments, assignments, and other modifications thereto to the date hereof and thereafter, but in the case of any amendment, assignment or modification after the date hereof, only to the extent such amendments, assignments or other modifications thereto are not prohibited by their terms or the terms hereof, (iv) statutes and related regulations include any amendments of same and any successor statutes and regulations, and (v) time shall be deemed to be to New York City time.

     (c) Whenever a representation or warranty is made herein as being "to the knowledge of" or "known," it is understood and agreed that the person making such representation has made or caused to be made (and the results thereof reported to him) a reasonable investigation which is appropriate to determine the accuracy of such representation or warranty.

                                   ARTICLE II

                                purchase and sale

     2.1 Purchase and Sale of Company Assets.

     (a) Subject to the terms and conditions of this Agreement, Buyer agrees to purchase from the Company, and the Company agrees to sell, transfer and deliver to Buyer on the Closing Date, all of the Assets listed on Schedule 2.1(a) (the "Transferred Assets") other than the Fund GP Interest, and Parent agrees to purchase from the Company, and the Company agrees to sell, transfer and deliver to Parent, the Fund GP Interest, in each case, free and clear of any Lien, against payment of the Purchase Price as set forth in Section 3.1.

     (b) Schedule 2.1(b) sets forth all Assets of the Company on the date hereof other than the Transferred Assets (the "Excluded Assets").

     2.2 Restricted Assets.

     (a) In the event that any permit, license, franchise, governmental authorization, contract, agreement, equipment lease, right or obligation of the Company included as part of the Transferred Assets on the Closing Date is not assignable to Buyer by its terms or by virtue of its subject matter (each, a "Restricted Asset"), the Company shall use all reasonable efforts, and Buyer shall cooperate reasonably with the Company, (i) to promptly obtain the consents and waivers necessary to convey or cause to be conveyed to Buyer all of the Restricted Assets, and (ii) as of and subject to the occurrence of the Closing, convey to Buyer the Restricted Assets for which the Company has received the necessary consents and waivers.

     (b) To the extent that the consents and waivers necessary to assign, transfer, sublease or sublicense any of the Restricted Assets are not obtained as of the Closing Date, the Company shall, commencing on the Closing Date and subject to the occurrence of the Closing and continuing for the duration of the useful life of each such Restricted Asset, use reason-able efforts to (i) provide to Buyer the benefits of any such Restricted Asset not assigned, transferred or subleased due to the Company's failure or inability, as the case may be, to obtain such consent or waiver, (ii) cooperate with Buyer to reach a reasonable and lawful arrangement designed to provide the benefits of each such Restricted Asset to Buyer during the useful life of such Restricted Asset and (iii) enforce at the request of Buyer, or allow Buyer to enforce, any rights of the Company under any such Restricted Asset against the issuer thereof or the other party or parties thereto (including the right to elect to terminate any of the foregoing in accordance with the terms thereof upon the request of Buyer).

     2.3 Purchase Price.

     The consideration for the Transferred Assets and the covenants in Sections 11.1, 11.2, 11.3, 11.4 and 11.5 shall consist of 300,000 shares of Common Stock (the "Shares") and $1,996,570 in cash, subject to increase pursuant to Section
3.2 hereof (the "Cash Consideration," and, together with the Shares, the "Purchase Price"). Of the Cash Consideration, $146,570 shall be deemed to be for the Assets listed on Schedule 2.1(a) under "Other Tangible Assets" (other than the Fund GP Interest). The parties expressly agree that the item "Prepaid Insurance" on Schedule 2.1(a) does not include tail coverage or additional limits for the Company, which shall be paid by the Company at its own expense.

     2.4 Instruments of Transfer and Conveyance.

     (a) The sale, conveyance, transfer, assignment and delivery of the Transferred Assets, as herein provided, shall be effected by delivery by the Company at the Closing of the bill of sale attached as Exhibit C and such assignments, certificates or other instruments of transfer and conveyance, duly executed by the Company, as Buyer shall reasonably request to vest in Buyer good and marketable title to the Transferred Assets, free and clear of any Lien.

     (b) The Members and the Company agree that they, and each of them, will on the Closing Date with respect to all of the Transferred Assets, and from time to time after the Closing Date, upon the reasonable request of Buyer, do, execute, acknowledge and deliver, and will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, certificates, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably requested by Buyer to assure or confirm Buyer's good and marketable title to and interest in, or to enable it to deal with and dispose of any of, the Transferred Assets.

     2.5 Assumption of Liabilities.

     Buyer does not hereby assume or undertake or agree to assume any Liability (including any Liability relating to Taxes) except the Assumed Liabilities.

     2.6 Assumption of Contracts.

     The parties hereto acknowledge and agree that neither Parent nor Buyer shall assume, or be obligated to assume, any Liability of the Company other than those expressly identified in Section 2.5. Subject to the terms and conditions set forth in this Agreement, at the Closing, Buyer shall assume in accordance with their respective terms the obligations arising after the Closing Date under the contracts to be purchased by Buyer pursuant to Sections 2.1 and 2.2 and set forth on Schedule 2.6 (the "Assumed Contracts"). The assumption of such obligations shall be effected by the delivery by Buyer at the Closing of such instruments of assumption, duly executed by Buyer, as the Company shall reasonably request.

     2.7 Allocation of Purchase Price.

     Following the Closing, Buyer shall prepare a statement setting forth the allocation of the Purchase Price among the Transferred Assets, which shall be agreed to by the Company. The parties hereby agree that the fair market value from the Shares for the purposes of such allocation shall be equal to the average of high and low sales prices of the Common Stock as reported on the Nasdaq National Market on the Closing Date, discounted as appropriate. The Company, the Members, Buyer and Parent shall each, to the maximum extent permitted under applicable law, (i) file, or cause to be filed, all Returns in a manner consistent with such allocation and (ii) not take any action inconsistent therewith. If any tax authority challenges such allocation, the party receiving notice of such challenge shall give the other party prompt written notice thereof and the parties shall cooperate in good faith in order to preserve the effectiveness of such allocation.

                                   ARTICLE III

                              CLOSING DATE; CLOSING

     3.1 Closing Date; Closing.

     The Closing hereunder shall take place at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, on the second Business Day after each of the conditions set forth in Articles VII and VIII shall have been satisfied or waived, or at such other time and place as the parties hereto shall agree (the "Closing Date").

     Upon satisfaction or waiver of all such conditions:

          (i) the Company shall deliver to Buyer and Parent the instruments of transfer and conveyance required by Section 2.4 to evidence the ownership and possession of (x) the Transferred Assets other than the Fund GP Interest by Buyer and (y) the Fund GP Interest by Parent, and the Company and the Members shall deliver any and all certificates and other documents reasonably requested by Buyer evidencing or confirming any and all title, right and interest therein and thereto;

          (ii) Buyer shall deliver to the Company the instruments of assumption and other documents reasonably requested by the Company and the Members required by Section 2.5 to evidence Buyer's assumption of the Assumed Liabilities and by Section 2.6 to evidence Buyer's assumption of the Assumed Contracts;

          (iii) Buyer shall deliver to the Company the Cash Consideration by wire transfer of immediately available funds to an account specified by the Company, and

          (iv) Parent shall issue the certificate representing the Shares in the name of the Company, and the Company shall execute a blank and undated stock power for such certificate to Parent, both of which shall be held in escrow pursuant to the Escrow Agreement in the form attached as Exhibit D (the "Escrow Agreement");

          (v) the Members shall deliver the Letters of Credit (as defined in the Escrow Agreement) with an aggregate face amount for $1,850,000 and meeting the other requirements set forth in the Escrow Agreement.

     Upon the occurrence of the events described in clauses (i) through (v) immediately above, the closing hereunder will be deemed accomplished (the "Closing").

     3.2 Effective Date.

     Upon consummation of the Closing, the Closing will be deemed to be effective as of November 1, 2000 (the "Effective Date") and the Assets and Liabilities transferred pursuant to this Agreement shall be deemed to be transferred as of the Effective Date. The Cash Consideration paid to the Company pursuant to Section 2.3 shall be increased by the amount of Assumed Liabilities paid by the Company on or after the Effective Date and prior to Closing described in clause (ii) of the definition thereof; provided that the Company gives prompt written notice to Parent and Buyer of such Assumed Liabilities prior to the Closing.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         OF THE MEMBERS AND THE COMPANY

     Each Member (individually as to himself or itself (and not as to any other Member) and jointly and severally as to the Company) and the Company hereby represent and warrant, as of the date hereof and as of the Closing Date, to Buyer and Parent as follows:

     4.1 Organization, Etc.

     The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Illinois and has full organizational power and authority to conduct its business as presently conducted, and to own or lease the properties and assets it now owns or holds under lease, and is duly qualified or licensed to do business and is in good standing as a foreign limited liability company in every jurisdiction in which the conduct of its business or the ownership or leasing of properties requires it to be so qualified or licensed (which jurisdictions are set out in Schedule 4.1), except where the failure to be so qualified or licensed would not reasonably be expected to have a material adverse effect on the business, Assets, Liabilities, condition (financial or otherwise) or results of operations of the Business or an adverse effect on the ability of the Company or the Members to consummate the transactions contemplated hereby or to fulfill their obligations under this Agreement or the Re-lated Agreements to which they are party (a "Material Adverse Effect").

     4.2 Outstanding Membership Interests.

     Except as set forth on Schedule 4.2, on and as of the date hereof and as of the Closing Date, all of the Equity Interests of the Company are and will be owned by the Members, free and clear of any Lien, and all Equity Interests have been validly issued, fully paid and nonassessable. The Company does not have, and as of the Closing Date will not have, outstanding, and is not, and as of the Closing Date will not be, bound by or subject to, any subscription, option, warrant, call, right, contract, commitment, agreement, understanding or arrangement to issue any additional Equity Interests, including any right of conversion or exchange under any outstanding security or other instrument, except pursuant to the Marsh Note.

     4.3 Authorization; Execution and Delivery, Etc.

     Each of the Members and the Company has full power and authority to execute and deliver this Agreement and the Related Agreements to which it is, or will be, a party and to consummate the transactions contemplated hereby and thereby. Each of the Members and the Company has duly authorized, executed and delivered this Agreement and the Related Agreements to which it is, or will be, a party. This Agreement constitutes, and the Related Agreements, when executed and delivered, will each constitute, the valid and binding agreement of the Members and the Company, to the extent each is a party thereto, each enforceable in accordance with its terms.

     4.4 Consents and Approvals of Governmental Authorities.

     Except as set forth on Schedule 4.4, no Permit of any Governmental Authority is required in connection with the execution and delivery by the Members and the Company of this Agreement and the Related Agreements to which each is, or will be, a party or the performance by any Member or the Company of its obligations hereunder and thereunder.

     4.5 No Violation.

     (a) Except as set forth on Schedule 4.5, the execution and delivery by the Members and the Company of this Agreement and the Related Agreements to which they are party and the consummation by the Members and the Company of the transactions contemplated hereby and thereby will not (w) constitute or result in a breach of any term, condition or provision of, or constitute a default (or an event which, with notice or the lapse of time, or both, reasonably can be expected to create a default or Lien), or result in the creation of any Lien upon any Transferred Assets, under, (i) the limited liability company agreement of the Company or any organizational or governing document of any Member, (ii) any mortgage, indenture, loan or credit agreement or any other material agreement or instrument to which any of the Members or the Company is a party, or by which any of the Transferred Assets is bound or affected, (x) violate any Law (except to the extent as could not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect), (y) result in the loss of any license, franchise, permit, legal privilege or legal right necessary to operate the Business, or (z) give the right of termination to any party to any Material Contract.

     (b) Except as set forth on Schedule 4.5, (i) the Company and the Members are in compliance with the limited liability company agreement of the Company,
(ii) the Company is in compliance with all mortgages, indentures, loan or credit agreements to which it is a party or by which any of its Assets is bound or affected, and (iii) the Company is in compliance with all Laws.

     4.6 Financial Statements.

     (a) the Company has provided to Buyer and Parent true and complete copies of the audited balance sheet of the Company at December 31, 1999 (the "Company December 31 Balance Sheet") and the audited statements of income and cash flows of the Company for the fiscal year then ended (collectively, with the Company December 31 Balance Sheet, the "Company December 31 Financial Statements"). Other than as set forth on Schedule 4.6(a), the Company December 31 Financial Statements fairly present, in all material respects, the financial position of the Company at December 31, 1999 and the results of operations and cash flows of the Company for the period then ended, and have been prepared in accordance with U.S. generally accepted accounting principles consistently applied. The Company December 31 Balance Sheet reflects all Liabilities of the Company as of the date thereof, of the type required to be reflected or disclosed on a balance sheet prepared in accordance with U.S. generally accepted accounting principles.

     (b) The Company has provided to Buyer and Parent true and complete copies of the unaudited balance sheet of the

Company at September 30, 2000 (the "Company September 30 Balance Sheet") and the unaudited statements of income of the Company for the nine-month period then ended (collectively, with the Company September 30 Balance Sheet, the "Company September 30 Financial Statements"). The Company September 30 Financial Statements fairly present, in all material respects, the financial position of the Company at September 30, 2000 and the results of operations of the Company for the nine-month period then ended.

     4.7 Absence of Certain Changes.

     From December 31, 1999 to the date of this Agreement, the Business has been conducted in the ordinary and usual course consistent with past practice and, except as set forth on Schedule 4.7, there has not been (a) any material adverse change in the business, Assets, Liabilities, condition (financial or otherwise) or results of operations of the Business (other than any such change affecting the investment banking industry and the merchant banking industry in general);
(b) any disposal or lapse of any Intellectual Property which has had, or could reasonably be expected to have, a Material Adverse Effect; (c) any actual or, to the knowledge of the Company or the Members, threatened work stoppage or employee dispute; (d) any capital expenditures (or leases in the nature of a conditional purchase of capital equipment) in excess of $25,000 individually or $50,000 in the aggregate; (e) any change by the Company in its accounting methods or principles; (f) any payment by the Company of any bonus or increase of any compensation payable to any officer or employee or entry into (or amendment of) any employment, severance or similar agreement with any director, officer or employee; (g) any adoption of or change in any Plan or employment policy; (h) any damage, destruction or loss to any material Asset of the Company, which the Company or any Member has a reasonable basis to believe has occurred, whether or not covered by insurance; (i) any sale (other than sales of inventory in the ordinary course of business), assignment, conveyance, lease, or other disposition of any asset or property of the Company (except the disposition of disposable assets and assets that have become obsolete or unusable, all in the ordinary course of business) or mortgage, pledge, or imposition of any lien or other encumbrance on any asset or property of the Company; or (j) any agreement, whether or not in writing, to do any of the foregoing.

     4.8 Tax Matters.

     Except as set forth on Schedule 4.8, (a) all material returns, declarations, reports, statements and other documents required to be filed in respect of Taxes ("Returns") relating to the Business and the Transferred Assets have been duly filed on a timely basis with the appropriate governmental agencies in all jurisdictions in which such Returns are required to be filed and were correct and complete in all material respects; (b) all material Taxes relating to the Business and the Transferred Assets attributable to any taxable period (or portion thereof) of the Company ending on or prior to the date hereof have been timely paid or, if not yet due and payable, have been specifically accrued on the Closing Balance Sheet; (c) no issues of a recurring nature have been raised (and are currently pending) by the Internal Revenue Service or any other taxing authority in writing in connection with any of the Returns referred to in the foregoing clauses and no examination of such Returns is currently in progress nor, to the knowledge of the Company or the Members, threatened, and no deficiencies have been asserted or assessed against the Company by any taxing authority and no such deficiency has been proposed or threatened; (d) no waivers of statutes of limitation with respect to such Returns have been given by or requested from the Company or the Shareholders; (e) there are no liens for Taxes (other than for current Taxes not yet due and payable) on the Transferred Assets; (f) none of the Transferred Assets is property that is required to be treated as being owned by any other person pursuant to the safe harbor lease provisions of former Section 168(f)(8) of the Internal Revenue Code of 1954, as in effect immediately prior to enactment of the Tax Reform Act of 1986; (g) none of the Transferred Assets directly or indirectly secures any debt the interest on which is tax exempt under Section 103(a) of the Code; and (h) none of the Assets is "tax exempt use property" within the meaning of Section 168(h) of the Code.

     4.9 Employee Benefits.

     (a) Schedule 4.9(a) sets forth a true and complete list of each material "employee benefit plan" (within the meaning of Section 3(3) of ERISA), and all severance, change in control or employment plans, programs or agreements, and vacation, incentive, bonus, stock option, stock purchase, and restricted stock plan, program or policy sponsored or maintained by the Company, in which present or former officers, employees or directors of the Company participate (collectively, the "Company Benefit Plans").

     (b) The Company Benefit Plans are in compliance in all material respects with all applicable requirements of ERISA, the Code, and other applicable laws and have been administered in all material respects in accordance with their terms and such laws. Each Company Benefit Plan which is intended to be qualified within the meaning of Section 401 of the Code has received a favorable determination letter as to its qualification, and nothing has occurred that could reasonably be expected to affect such qualification. The Company is not subject to any current or future Liability, whether directly or indirectly, under Title IV of ERISA.

     (c) There is no pending or, to the knowledge of the Company or the Members, threatened claim or governmental agency investigation and no pending or, to the knowledge of the Company or the Members, threatened litigation with respect to any Company Benefit Plans, other than ordinary and usual claims for benefits by participants and beneficiaries.

     (d) No Company Benefit Plan exists that, as a result of the execution of this Agreement or the announcement or consummation of the transactions contemplated by this Agreement, could result in the payment or provision to any present or former officer, employee or director of the Company of any money or other property or could result in the acceleration or provision of any other rights or benefits to any present or former officer, employee or director of the Company. Except as otherwise set forth in Schedule 4.9(d), no such payment, right or benefit would constitute a parachute payment within the meaning of
Section 280G under the Code.

     4.10 Assets, Contracts and Other Data.

     (a) The Transferred Assets and the Excluded Assets constitute all of the Assets of the Company. The Transferred Assets constitute all Assets that are material to and required in the conduct of the Business. The Company has provided to Parent and Buyer true and complete copies of all contracts and written agreements (including all amendments, supplements or waivers thereto) which constitute or represent Transferred Assets of the Company. Except as set forth on Schedule 4.10(a), the Company has good and marketable title to all of the Transferred Assets, free and clear of all Liens. At the Closing, Buyer will have good and marketable title to all of the Transferred Assets, free and clear of all Liens.

     (b) Schedule 4.10(b) contains a complete and accurate list of all of the Intellectual Property owned by or li-censed to the Company. Except as set forth on Schedule 4.10(b), (i) the Company has or owns, directly or indirectly, all right, title and interest to such Intellectual Property or has the perpetual right to use such Intellectual Property without consideration; to the knowledge of the Members or the Company, none of the rights of the Company in or to use such Intellectual Property has been or is currently being or is threatened to be infringed or challenged; (ii) all of the patents, trademark registrations, service mark registrations, trade name registrations and copyright registrations included in such Intellectual Property have been duly issued and have not been cancelled, abandoned or otherwise terminated; and (iii) all of the patent applications, trademark applications, service mark applications, trade name applications and copyright applications included in such Intellectual Property have been duly filed. To the knowledge of the Members or the Company, the Company owns or has adequate licenses or other rights to use all Intellectual Property, know-how and technical information required for the operation of the Business.

     (c) Schedule 4.10(c) contains a complete and accurate list of all policies of insurance relating to the Business currently in force in the name of and for the benefit of the Company, including such policies covering public and product liability, properties, buildings, machinery, equipment, furniture, fixtures and operations.

     (d) Schedule 4.10(d) contains a complete and accurate list of all existing outstanding contracts and commitments, whether written or oral, of the Company,
(i) the terms of which provide for the payment in excess of $10,000 by the Company after the date hereof as the recipient of goods or services or involve the receipt in excess of $10,000 by the Company as the provider of goods or services, (ii) whereby the Company leases equipment or real property, (iii) whereby the Company has a firm commitment to purchase capital equipment (or lease in the nature of a conditional purchase of capital equipment), (iv) which continue for a period of twelve months or more and are not subject to a unilateral right of termination by the Company without consideration, (v) which restrict or purport to restrict any business activities or freedom of the Company or any of its officers or employees to engage in any business or to compete with any person, except for obligations to maintain confidentiality of client information in the ordinary course, or (vi) which relate to employment, consulting and agency agreements which provide for any severance or termination benefit, or any other agreements, contracts and commitments. The existing outstanding contracts and commitments de-scribed in clauses (i) through (vi) of the preceding sentence are called the "Material Contracts". Except as set forth on Schedule 4.10(d) or Schedule 4.5, the Company is not in default (nor is there any event which with notice or lapse of time or both would constitute a default) under any of the Material Contracts.

     (e) Schedule 4.10(e) contains a complete and accurate list of all indebtedness for borrowed money of the Company showing the aggregate amount by way of principal and interest outstanding as of the date hereof and, by the terms of agreements governing such indebtedness, is expected to be outstanding on the Closing Date.

     (f) Schedule 4.10(f) contains a complete and accurate list of all corporations, partnerships, joint ventures or other business entities in which the Company owns an Equity Interest of 5% or more, including the percentage of the Company's Equity Interest therein. Except as disclosed on Schedule 4.10(f), the Company does not have any commitment or understanding with respect to the purchase, repurchase or taking possession of any securities or equity interest in any corporation, partnership, joint venture or other business entity.

     (g) Except as otherwise set forth on Schedule 4.10(g), the Company holds all Permits necessary to conduct the Business and to own or lease the Transferred Assets. Such necessary Permits have not been revoked, rescinded, annulled or otherwise terminated nor, to the knowledge of the Members or the Company, has any action, investigation or proceeding been commenced to effect such revocation, rescission, annulment or termination.

     4.11 Absence of Undisclosed Liabilities.

     Except as disclosed in Schedule 4.11, the Company has no Liabilities that, individually or in the aggregate, are or would be material to the business, Assets, Liabilities, condition (financial or otherwise) or results of operation of the Business, except to the extent the same are:

          (i) explicitly disclosed in this Agreement or any Schedule to this Agreement, or which are of the type or kind required to be disclosed in the Schedules hereto but are not disclosed solely because they are incurred in the ordinary course of business consistent with past practices; or

          (ii) reflected on the Company September 30 Balance Sheet and not paid or discharged.

     4.12 Restrictions on Business Activities.

     Except as otherwise set forth on Schedule 4.12, there is no agreement (whether a noncompete agreement, nondisclosure agreement or otherwise), commitment, judgment, injunction, order or decree to which the Company, any Member or any employee of the Company is a party or which is otherwise binding upon the Company or any Member which has or may have the effect of prohibiting or impairing any business practice or activities of the Business. Without limiting the foregoing, neither the Company nor any Member has entered into any agreement under which it is restricted from selling, licensing or otherwise distributing any of the Transferred Assets or which could limit in any material respect Buyer's use or operation of the Transferred Assets in providing services to customers or potential customers or any class of customers in any geographic area, during any period of time or in any segment of any market.

     4.13 Agreements in Full Force and Effect.

     Except as specifically noted on the Schedules attached hereto, all contracts, agreements, leases, certificates, permits, licenses and other instruments included in such Schedules attached hereto are, to the knowledge of the Members or the Company, valid and in full force and effect.

     4.14 Legal Proceedings, Etc.

     Except as set forth on Schedule 4.14, there is no legal, administrative, arbitration or other action or proceeding or governmental investigation pending or, to the knowledge of the Company or the Members, threatened against the Company or any director, officer or employee thereof or any Plan or the trustee of any Plan.

     4.15 Environmental Matters.

     (a) The Company has obtained and currently maintains all material Permits (the "Environmental Permits") which are presently required with respect to the operation of the Business under Laws now in existence relating to pollution or protection of public or employee health or the environment, including laws and regulations relating to emissions, discharges or releases of any Hazardous Substance into the environment (including ambient air, indoor air, surface water, groundwater, drinking water supply, land surface or subsurface strata located both on and off-site) or otherwise relating to the manufacture, processing, distribution, generation, use, removal, abatement, remediation, treatment, storage, disposal, transport, handling, import or export of any Hazardous Substance (the "Environmental Laws"). The term "Hazardous Substance" means any toxic or hazardous substances, constituents, pollutants, contaminants or wastes, including asbestos, polychlorinated biphenyls ("PCB"), petroleum or any petroleum products or wastes regulated under applicable Environmental Laws. The Company has not been notified in writing by any governmental entity that any of the Environmental Permits will or may be revoked, rescinded, annulled or otherwise terminated.

     (b) The Company is, to its knowledge, in compliance in all material respects with the terms and conditions of all applicable Environmental Permits and Environmental Laws.

     (c) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, order, investigation, proceeding, notice or demand letter received by or pending or, to the knowledge of the Members or the Company, threatened against the Company under any Environmental Law or any order, decree, judgment or injunction entered or approved under such Environmental Law.

     (d) To the knowledge of the Members or the Company, there has been no release, storage, treatment or disposal of any Hazardous Substance from, into, at or on any real property owned or leased by the Company which has resulted in or would reasonably be expected to result in a material violation by the Company under the Environmental Laws.

     (e) There are no above- or underground storage tanks or PCB containing transformers on, about or beneath any real property owned or leased by the Company, nor were there any at any real property formerly utilized by the Company.

     (f) To the knowledge of the Members or the Company, there are no conditions on, about, beneath or arising from any real property currently or formerly owned or leased by the Company which might, under any Environmental Law, result in any liability or the imposition of a statutory lien, or which would or may require any "response," "removal" or "remedial action" as defined in any Environmental Law, or any other action, including reporting, monitoring, clean-up or contribution of funds.

     4.16 Non-Infringement of Certain Rights of Others.

     Except as disclosed on Schedule 4.16, to the knowledge of the Members or the Company, none of the services performed or products manufactured or sold by the Company or Intellectual Property used by the Company infringes the patent, trademarks, trade names, service marks, copyrights or other similar rights of any other person, and no other person has asserted in writing that the services performed or products manufactured or sold by the Company infringe any such rights.

     4.17 Brokers.

     Except as disclosed on Schedule 4.17, no broker or finder has acted directly or indirectly for the Members or the Company in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Members or the Company.

     4.18 Labor Matters.

     (a) Except as described on Schedule 4.18(a); (i) there are no pending strikes, lockouts, slowdowns, work stoppages, grievances, arbitration proceedings, unfair labor practice charges or other similar controversies between the Company and any of its employees and the Company has no knowledge of a threat of any such event; (ii) no agreement restricts the Company from relocating, closing or terminating any of its operations or facilities or any portion thereof; and (iii) to the knowledge of the Members or the Company, no such agreement, action, proceeding or occurrence is threatened or contemplated by any Person.

     (b) Schedule 4.18(b) sets forth the following information for each employee of the Company (including each such person on leave or layoff status): employee name and job title current annual rate of compensation (identifying bonuses separately) and any change in compensation since December 31, 1999. Schedule 4.18(b) describes each material employment, severance, change of control, consulting, commission, agency or representative agreement or arrangement to which the Company is a party or is otherwise bound, including all agreements and commitments relating to wages, hours, severance, retirement benefits or annuities, or other terms or conditions of employment (other than unwritten employment arrangements terminable at will without payment of any contractual severance or other amount). Except as described on Schedule 4.18(b), as of the date of this Agreement, none of the employees of the Company has, to the knowledge of the Members or the Company, indicated a desire to terminate his or her employment, or any intention to do so in connection with the transactions contemplated hereunder.

     4.19 Affiliate Agreements.

     Except as described on Schedule 4.19, (a) there are no agreements, arrangements or understandings currently in force and (b) during the past three years there have not been any material transactions, in either case between or involving the Company, on the one hand, and any Member or any Affiliate of any Member or the Company or any present or former director, member or officer of the Company or any member of the immediate family or any person or entity controlling or controlled by any of such Persons, on the other hand.

     4.20 Investment Matters.

     Each of the Members and the Company is capable of evaluating the merits and risks of its investment in the Shares, and has the capacity to protect its own interests in making its investment in the Shares. Each of the Members and the Company (i) understands that the Shares have not been registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) is acquiring the Shares solely for its own account for investment purposes, and not with a view to the distribution thereof, (iii) is a sophisticated investor with knowledge and experience in business and financial matters, (iv) has received certain information concerning Parent and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Shares,
(v) is able to bear the economic risk and lack of liquidity inherent in holding the Shares and (vi) understands that certificate(s) representing the Shares will contain legends relating to the restrictions on transfer thereof.

     4.21 Material Facts.

     Neither this Agreement nor any Schedule or exhibit hereto, nor any written statement or certificate furnished in connection herewith or any of the transactions contemplated hereby, contains an untrue statement of a material fact or omits to state a material fact that is necessary in order to make the statements contained herein and therein, in the light of the circumstances under which they are made, not misleading.

     4.22 Sale of Hales & Associates, Inc. Assets.

     (a) The asset purchase agreement between the Company and Hales & Associates (the "Hales Asset Purchase Agreement") (i) has been duly authorized, executed and delivered by the parties thereto and conveyed to the Company the assets set forth in the schedules attached thereto, free of any Liens, and (ii) is enforceable by the Company and, following the Closing by Buyer, against Hales & Associates in accordance with its terms.

     (b) The representations and warranties contained in the Hales Asset Purchase Agreement are true and correct as if made on the date hereof.

     (c) The transactions contemplated by the Hales Asset Purchase Agreement shall have been consummated prior to the Closing Date.

     (d) A true and complete executed copy of the Hales Asset Purchase Agreement has been provided to Parent and Buyer prior to the Closing Date.

                                    ARTICLE V

           REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE BUYER

     Each of Parent and Buyer hereby represents and warrants, as of the date hereof and as of the Closing Date, to the Members and the Company as follows:

     5.1 Corporate Organization.

     Each of Parent and Buyer is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

     5.2 Capitalization.

     (a) The Shares have been duly authorized and, when issued pursuant to this Agreement, will be validly issued, fully paid and non-assessable.

     (b) The authorized capital of Parent consists of (i) 20,000,000 shares of preferred stock, par value $0.01 per share, of which no shares were issued and outstanding as of the date hereof; and
(ii) 80,000,000 shares of Common Stock, of which 12,408,017 shares were issued and outstanding as of September 30, 2000. As of September 30, 2000, Parent had reserved (A) 1,375,175 shares of Common Stock for issuance pursuant to outstanding options to purchase Common Stock, (B) an additional 911,142 shares of Common Stock for issuance pursuant to Parent benefit plans and (C) 4,451,680 shares of Common Stock for issuance pursuant to outstanding warrants to purchase Common Stock. Except as disclosed in the foregoing or in Parent SEC Documents, there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of Parent, or contracts, commitments, understandings or arrangements by which Parent is or may become bound to issue additional shares of capital stock of Parent.

     5.3 Authorization; Execution and Delivery, Etc.

     Each of Parent and Buyer has full corporate power and authority to execute and deliver this Agreement and the Related Agreements to which it is, or will be, a party and to consummate the transactions contemplated hereby and thereby. Each of Parent and Buyer has duly authorized, executed and delivered each of this Agreement and the Related Agreements to which it is, or will be, a party. This Agreement constitutes, and the Related Agreements to which Parent or Buyer is a party, when executed and delivered, will each constitute, the valid and binding agreement of Parent or Buyer, as the case may be, to the extent each is a party thereto, enforceable in accordance with its terms.

     5.4 Consents and Approvals of Governmental Authorities.

     No Permit of any Governmental Authority is required in connection with the execution and delivery by Parent or Buyer of this Agreement and the Related Agreements to which it is, or will be, a party or the performance by Parent or Buyer of its obligations hereunder and thereunder.

     5.5 No Violation.

     The execution and delivery by each of Parent and Buyer of this Agreement and the Related Agreements to which it is a party and the consummation by Parent and Buyer of the transactions contemplated hereby and thereby will not (a) con-stitute or result in a breach of any term, condition or provision of, or constitute a default (or an event which, with notice or the lapse of time, or both, reasonably can be expected to create a default or Lien) under, (i) its certificate of incorporation or by-laws, or (ii) any mortgage, indenture, loan or credit agreement or any other material agreement or instrument to which it is a party, or by which any of its Assets is bound or affected or (b) violate any Law which violation would reasonably be expected to have a material adverse effect on the business, Assets, Liabilities, condition (financial or otherwise) or results of operations of Parent and its subsidiaries taken as a whole or an adverse effect on the ability of Parent or Buyer to consummate the transactions contemplated hereby or to fulfill its obligations under this Agreement or the Related Agreements to which it is a party (a "Parent Material Adverse Effect").

     5.6 SEC Documents.

     Parent has filed all reports, filings, registration statements and other documents required to be filed by it with the Commission since December 31, 1999. As of its filing date, each Parent SEC Document complied as to form in all material respects with the applicable requirements of the Securities Act and/or the Exchange Act, as the case may be. As of their filing dates, the Parent SEC Documents, taken as a whole, did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except to the extent that such statements or omissions have been modified or superseded by a later filed Parent SEC Document. The Common Stock is currently quoted on the Nasdaq National Market.

     5.7 Financial Statements.

     (a) The audited balance sheet of Parent at December 31, 1999 (the "Parent December 31 Balance Sheet") and the audited statements of income and cash flows of Parent for the fiscal year then ended (collectively, with the Parent December 31 Balance Sheet, the "Parent December 31 Financial Statements") included in the Parent SEC Documents fairly present, in all material respects, the financial position of Parent at December 31, 1999 and the results of operations and cash flows of Parent for the period then ended, and have been prepared in accordance with U.S. generally accepted accounting principles consistently applied. The Parent December 31 Balance Sheet reflects all Liabilities of Parent as of the date thereof, of the type required to be reflected or disclosed on a balance sheet prepared in accordance with U.S. generally accepted accounting principles.

     (b) The unaudited balance sheet of Parent at June 30, 2000 (the "Parent June 30 Balance Sheet") and the unaudited statements of income and cash flows of Parent for the six-month period then ended (collectively, with the Parent June 30 Balance sheet, the "Parent June 30 Financial Statements") included in the Parent SEC Documents fairly present, in all material respects, the financial position of Parent at June 30, 2000 and the results of operations and cash flows of Parent for the six-month period then ended.

     5.8 Legal Proceedings, Etc.

     Except as disclosed in the Parent SEC Documents, there is no legal, administrative, arbitration or other action or proceeding or governmental investigation pending or, to the knowledge of Buyer or Parent, threatened against Buyer or Parent or any director, officer or employee thereof which, if adversely determined, would reasonably be expected to have a Parent Material Adverse Affect.

                                   ARTICLE VI

                    COVENANTS OF THE MEMBERS AND THE COMPANY

     From the date hereof to the Closing Date, and, with respect to Sections 6.7, 6.8 through 6.12, at all times thereafter, except as otherwise provided by this Agreement or as agreed by Parent and Buyer in writing, the Members (as to himself or itself (and not as to any other Member)) and the Company shall comply, and the Members shall cause the Company to comply, with the following covenants:

     6.1 Regular Course of Business.

     The Company will: (a) carry on its business in the ordinary course (except as requested by Buyer); (b) use all reasonable best efforts to preserve its business organization, goodwill, Permits and Intellectual Property; (c) comply in all material respects with all Laws applicable to the Business; (d) use all reasonable best efforts to keep available the services of all present officers, agents and employees; (e) use all reasonable best efforts to preserve its current relationships with clients, customers, vendors, service providers, distributors, suppliers, brokers and other Persons with or through whom it conducts business; and (f) performs its obligations under all contracts and commitments to which it is a party or by which it is bound or subject.

     6.2 Certain Prohibited Activities.

     The Company shall not: (i) issue, sell or deliver, or agree to issue, sell or deliver, any of its Equity Interests, or grant or issue, or agree to grant or issue, any subscription, option, warrant or other right calling for the issue thereof; (ii) purchase any Equity Interests or any other securities of any other Person; (iii) make any material change in any Plan other than as may be required by applicable law or in the ordinary course of business consistent with past practice, or enter into any new or amended compensation arrangement (including any change in compensation or benefits) for any officer or employee of the Company; (iv) sell or otherwise dispose of or mortgage or pledge any Assets; (v) cancel any debts or claims (including accounts receivable) owing to it; (vi) merge or consolidate with any other corporation or acquire control of any other corporation or business entity or take any steps incident to, or in furtherance of, any of such actions, whether by entering into an agreement providing therefor or otherwise; (vii) make any material alteration in the manner of keeping its books, accounts or records, or in the accounting practices therein reflected except as required by law or generally accepted accounting principles (other than as required by this transaction); (viii) make any change in its method of Tax accounting, make any new election with respect to Taxes or modify or revoke any existing election with respect to Taxes; (ix) enter into any other transaction or make or enter into any contract or commitment which is not in the ordinary course of business; (x) take any action or course of action inconsistent with its compliance with the covenants and agreements contained in this Agreement; or (xi) take or agree to commit to take any action that would make any representation or warranty of the Company or a Member contained herein inaccurate in any material respect at the Closing or omit to take any action necessary to prevent any such representation or warranty from being inaccurate in any material respect at such time.

     6.3 Dividends.

     The Company shall not declare, set aside, make or pay any dividend or other distribution or payment on or in respect of any of its Equity Interests, nor shall the Company, directly or indirectly, purchase or redeem or otherwise acquire or agree to purchase, redeem or acquire any of its Equity Interests; provided that the Cash Distribution shall be permitted.

     6.4 Capital Expenditures.

     The Company shall not, without Buyer's prior written consent, make any capital expenditures or enter into any leases for capital equipment or real estate, or commitments with respect thereto.

     6.5 Borrowing.

     The Company shall not incur, assume or guarantee any indebtedness or other obligation other than trade payables in the ordinary course of business.

     6.6 Insurance.

     The Company will maintain adequate coverage consistent with past practice (which shall in any event not be less than that in effect on the date hereof) under commercially reasonable insurance policies with financially reputable insurers and will not take (or fail to take) any action that would enable the insurers under such policies to avoid liabilities pursuant to the terms of such insurance policies with respect to matters occurring on or prior to the Closing Date.

     6.7 Returns; Taxes; Etc.

     The Company, to the extent the failure to do so could adversely affect the Business or the Transferred Assets following the Closing, (a) will duly and timely file, or cause to be duly and timely filed, or duly file timely requests for extensions for, all of its Returns required to be filed with federal, state, local and foreign authorities; (b) will timely pay on or prior to the due date all Taxes lawfully levied or assessed upon it or the Transferred Assets and all of its Taxes which shall become due or shall have accrued and (c) shall not settle or compromise any material Tax liability relating to the Transferred Assets, make, revoke or modify any material Tax election relating to the Transferred Assets, or request or consent to a change in any method of tax accounting relating to the Transferred Assets.

     6.8 Access.

     From the date hereof until the Closing, upon reasonable notice, the Company shall cause its officers, directors, employees, auditors and agents to (i) afford the officers, employees and authorized agents and representatives of Buyer and Parent reasonable access, during normal business hours and upon reasonable advance notice, to the offices, properties, books and records of the Company and to its officers, employees, agents, accountants and actuaries and (ii) furnish to the officers, employees and authorized agents and representatives of Buyer and Parent such additional financial and operating data and other information regarding the Business and the Transferred Assets as are available to the Company or as may be prepared or compiled by the Company as Buyer may from time to time reasonably request. No investigation or access to information pursuant to this Section 6.8 shall affect any representation or warranty hereunder or otherwise affect the rights and remedies available to Buyer and Parent hereunder.

     6.9 Repayment of Marsh Note.

     The Company shall use a portion of the Cash Consideration immediately upon receipt thereof to repay the Marsh Note in full.

     6.10 Approvals.

     The Members and the Company shall (i) use their reasonable best efforts to obtain all governmental and third party approvals and consents necessary for the consummation of the transactions contemplated hereby and by the Related Agreements; and (ii) make or cause to be made any and all declarations, filings and registrations with Governmental Authorities as are necessary for the consummation of the transactions contemplated hereby and by the Related Agreements.

     6.11 Counterpart to this Agreement.

     In the event that any Person (in which the Members and/or the Company, singly or in the aggregate, owns more than 50% of the ownership interests) other than the Company becomes a Service Provider (as defined in the Fund Agreement) and receives any portion of the Management Fee (as defined in the Fund Agreement), the Members agree to cause such Person to enter into a counterpart to this Agreement pursuant to which such Person agrees to be bound by the agreements in Articles VI, XI and XIII.

     6.12 Further Assurances.

     The Members and the Company agree to do or cause to be done such further acts and things and deliver or cause to be delivered to Parent and Buyer such additional agreements and instruments as Parent or Buyer may reasonably request to carry into effect the purposes of this Agreement and the Related Agreements or to better assure and confirm unto Parent and Buyer their rights, powers and remedies hereunder and thereunder.

                                   ARTICLE VII

            CONDITIONS TO OBLIGATIONS OF THE MEMBERS AND THE COMPANY

     The obligations of the Company and the Members under this Agreement to consummate the sale of the Transferred Assets and the other transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of the following conditions:

     7.1 Representations and Warranties True.

     The representations and warranties contained in Article V shall be true and accurate in all material respects as of the date when made and at and as of the Closing Date (and with respect to those representations stated to be as of a different date, as of such date).

     7.2 Performance of Covenants.

     Parent and Buyer shall have performed and complied, in all material respects, with each and every covenant, agreement and condition required by this Agreement and the Related Agreements to which it is a party to be performed or complied with by it prior to or on the Closing Date.

     7.3 No Governmental or Other Proceeding or Litigation.

     No order of any Government Authority shall be in effect which restrains or prohibits the transactions contemplated hereby and by the Related Agreements, and no suit, action or proceeding by any Governmental Authority shall have been instituted and be continuing which questions the validity or legality of the transactions contemplated hereby or by the Related Agreements.

     7.4 Approvals.

     All approvals of Governmental Authorities, the granting of which are necessary to the consummation of the transactions contemplated hereby and by the Related Agreements, shall have been obtained; and any waiting period required by the Hart-Scott-Rodino Act shall have expired.

     7.5 No Material Adverse Change.

     After the date of this Agreement, there shall not have occurred any material adverse change in the condition (financial or otherwise) or results of operations of the business of Parent and its subsidiaries taken as a whole.

     7.6 Assignment and Assumption Agreement.

     On or before the Closing Date, the Parent shall have entered into an Assignment and Assumption Agreement substantially in the form of Exhibit E hereto. This condition shall be satisfied by execution of such Assignment and Assumption Agreement by Parent and delivery thereof to the Company.

     7.7 Subscription Agreement.

     On or before the Closing Date, the Parent shall have entered into a Subscription Agreement substantially in the form of Exhibit F hereto. This condition shall be satisfied by execution of such Subscription Agreement by Parent and delivery thereof to the Company.

                                  ARTICLE VIII

              CONDITIONS TO OBLIGATIONS OF THE PARENT AND THE BUYER

     The obligations of Parent and Buyer under this Agreement to consummate the purchase of the Transferred Assets and the other transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of the following conditions:

     8.1 Representations and Warranties True.

     The representations and warranties contained in Article IV shall be true and accurate in all material respects as of the date when made and at and as of the Closing Date (or with respect to those representations and warranties stated to be as of a different date, as of such date).

     8.2 Performance of Covenants.

     The Members and the Company shall have performed and complied, in all material respects, with each and every covenant, agreement and condition required by this Agreement and by the Related Agreements to which they are a party to be performed or complied with by them prior to or on the Closing Date.

     8.3 No Governmental or Other Proceeding or Litigation.

     No order of any Governmental Authority shall be in effect which restrains or prohibits the transactions contemplated hereby and by the Related Agreements, and no suit, action or proceeding by any Governmental Authority shall have been instituted and be continuing which questions the validity or legality of the transactions contemplated hereby or by the Related Agreements.

     8.4 Approvals and Consents.

     All approvals of Governmental Authorities, the granting of which are necessary for the consummation of the transactions contemplated hereby and by the Related Agreements shall have been obtained; and any waiting period required by the Hart-Scott-Rodino Act shall have expired.

     8.5 No Material Adverse Change.

     After the date of this Agreement, there shall have not occurred any material adverse change in the Assets, Liabilities, condition (financial or otherwise) or results of operations of the Business.

     8.6 Consents.

     All consents, waivers and acknowledgments and amendments listed on Schedule
8.6 shall have been obtained and/or executed and delivered on terms and conditions reasonably satisfactory to Parent and Buyer and shall be in full force and effect.

     8.7 Debt.

     The Marsh Note and any other indebtedness of the Company (other than indebtedness listed on Schedule 8.7) shall have been repaid in full or shall be repaid simultaneous with the Closing, and Buyer shall have received satisfactory evidence to such effect.

     8.8 Employment Arrangements.

     Parent and Buyer shall be satisfied with the arrangements to be made with employees of the Company, including any benefit plans, which shall not be inconsistent with those set forth for certain executive employees on Exhibit B.

     8.9 Tax Lien Waivers.

     Except to the extent agreed to by the Company and Buyer, the Company shall have obtained and delivered to Parent and Buyer tax lien waivers or certification that Taxes are current from all jurisdictions in which Transferred Assets are located and which provide such tax lien waivers.

     8.10 Section 1445 Certificate.

     The Company shall have furnished to Parent and Buyer a certificate that the Company is not a foreign person within the meaning of Section 1445 of the Code, which certificate shall set forth all information required by, and otherwise be executed in accordance with, Treas. Reg. ss. 1.1445-2(b).

     8.11 Escrow Agreement.

     The parties hereto shall have executed and delivered the Escrow Agreement.

     8.12 Opinion of Counsel.

     The Members and the Company shall have delivered to Parent and Buyer an opinion of their counsel, dated the Closing Date, substantially in the form attached hereto as Exhibit A.

     8.13 Officer's Certificate.

     The Members and the Company shall have furnished Parent and Buyer with an officer's certificate to evidence compliance with the conditions set forth in this Article VIII as may be reasonably requested by Parent or Buyer.

     8.14 Assignment and Assumption Agreement.

     On or before the Closing Date, the Company shall have entered into an Assignment and Assumption Agreement substan-tially in the form of Exhibit E hereto. This condition shall be satisfied by execution of such Assignment and Assumption Agreement by the Company and delivery thereof to the Parent.

     8.15 Subscription Agreement.

     On or before the Closing Date, the Fund General Partner shall have accepted the subscription of Parent evidenced by a Subscription Agreement substantially in the form of Exhibit F hereto. This condition shall be satisfied by execution of such Subscription Agreement by Fund General Partner, and delivery thereto to Parent.

     8.16 Continuing Insurance Coverage.

     Parent and Buyer shall be reasonably satisfied with the continuing arrangements of Seller with regard to its insurance coverage.

                                   ARTICLE IX

                        TERMINATION AND ABANDONMENT, ETC.

     9.1 Methods of Termination.

     This Agreement may be terminated at any time prior to Closing:

     (a) by Parent or the Company, if the Closing shall have not occurred by December 1, 2000;

     (b) by a written instrument executed and delivered by Parent and the Company;

     (c) by Parent, if there has been a material violation or breach by any of the Members or The Company of any agreement, representation or warranty contained in this Agreement which has rendered the satisfaction of any condition to the obligations of Parent and Buyer specified in Article VIII impossible and such violation or breach has not been waived by Parent or Buyer or cured by the Members and/or the Company within 10 days following its occurrence; or

     (d) by the Company, if there has been a material violation or breach by Parent or Buyer of any agreement, representation or warranty contained in this Agreement which has rendered the satisfaction of any condition to the obligations of the Members and the Company specified in Article VII impos-sible and such violation or breach has not been waived by the Members and the Company within 10 days following its occurrence.

                                    ARTICLE X

                          SURVIVAL AND INDEMNIFICATION

     10.1 Survival.

     All representations and warranties shall survive the consummation of the transaction contemplated hereby and continue until the second anniversary of the Closing Date; provided, however, that (i) except with respect to the Class C Member, all representations and warranties contained in Section 4.10 shall survive until the fifth anniversary of the Closing Date and (ii) all representations and warranties relating to Taxes shall survive until 30 days after the expiration of all applicable statutes of limitations relating to such Taxes.

     10.2 Indemnification by the Members and the Company.

     The Members and the Company, jointly and severally, agree to indemnify and hold harmless Parent, Buyer, their Affiliates and officers, directors, employees, agents, successors and assigns of the foregoing (each, a "Buyer Indemnified Party") against any and all Liabilities and costs and damages (including amounts paid in settlement and reasonable costs of investigation and legal expenses) (collectively, "Losses") arising out of or relating to (i) a breach of any representation, warranty, covenant or agreement of any the Members or the Company in this Agreement or in any certificate or instrument delivered pursuant hereto or (ii) any of the Excluded Liabilities; provided, however, that the assets held in escrow under the Escrow Agreement shall be the sole and exclusive remedy of the Buyer Indemnified Parties for all such Losses, except for any Losses arising out of or relating to a breach of a representation or warranty relating to Taxes (the "Tax Indemnity") after all of the amounts held in escrow under the Escrow Agreement have been released. After all of the amounts held in escrow under the Escrow Agreement have been released, the Tax Indemnity shall be limited to the fair market value of the assets in escrow immediately before such release. In addition, Gordon G. Pratt and Conning Corporation shall have no liability whatsoever for a breach of Section 4.22.

     10.3 Indemnification by Parent and Buyer.

     Parent and Buyer, jointly and severally, agree to indemnify and hold harmless the Company, the Members, their Affiliates and officers, directors, employees, agents, successors and assigns of the foregoing and the Members in their capacities as such (each, a "Company Indemnified Party") against any and all Losses arising out of or related to (i) a breach of any representation, warranty, covenant or agreement of Parent or Buyer or in any certificate or instrument delivered pursuant hereto or (ii) any of the Assumed Liabilities; provided, however, that this indemnity shall be limited, at any time, to the fair market value of the assets in escrow under the Escrow Agreement at such time.

     10.4 Indemnification Process.

     In the case of any claim asserted by a third party against a party entitled to indemnification under this Agreement (the "Indemnified Party"), notice shall be given by the Indemnified Party to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom; provided that (i) the counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party, (ii) the Indemnified Party may participate in such defense at such Indemnified Party's expense, and (iii) the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is materially damaged as a result of such failure to give notice. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnified Party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnifying Party might be expected to affect adversely the Indemnified Party's Tax liability or the ability of Buyer to conduct its business, or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or any litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party; provided that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld or delayed. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand and shall be entitled to settle or agree to pay in full such claim or demand with the written consent of the Indemnifying Party, such consent not to be unreasonably withheld or delayed. In any event, the Indemnifying Party and the Indemnified Party shall cooperate in the defense of any claim or litigation subject to this
Section 10.4 and the records of each shall be available to the other with respect to such defense.

     10.5 Tax Matters.

     All indemnification payments under this Article X shall be deemed adjustments to the Purchase Price for all income tax purposes.


     10.6 Fraud: Exclusive Remedy.

     The limitations set forth in this Article X shall not apply to fraud by any party. Except as expressly otherwise provided in this Agreement, in the absence of fraud and notwithstanding any rights that would otherwise be available hereunder, the indemnification provisions of this Article X set forth the sole and exclusive remedy of (i) the Buyer Indemnified Parties following the Closing against the Company, the Members and their Affiliates, and (ii) the Company Indemnified Parties following the Closing against Parent, Buyer and their Affiliates, in each case, with respect to any claim for relief resulting from, arising out of or otherwise by virtue of this Agreement and the transactions contemplated hereby (other than Article XII and the transactions contemplated thereby).

                                   ARTICLE XI

                               CERTAIN AGREEMENTS

     The Members (as to himself or itself) and the Company shall comply, and the Members shall cause the Company to comply, with the following covenants:

     11.1 Agreement Not to Compete.

     For and in consideration of (i) Parent and Buyer's entering into this Agreement, (ii) payment of the Purchase Price, (iii) the assumption by Buyer of the Assumed Liabilities, (iv) in the case of Jeffery B. Cappel, Gordon G. Pratt, Vincent H. Trapani and William Weiland, the compensation arrangements set forth in Exhibit B and (v) in the case of Jeffery B. Cappel, the Employment Agreement:

     (a) Cappel. During the applicable Non-Compete Period, Jeffery B. Cappel agrees that he will not, except as an employee of and through Buyer, (i) perform or provide any services or products of the type, similar to or competitive with those performed or provided by Parent or any of its subsidiaries; (ii) otherwise engage in any business or activities competitive with Parent or any of its subsidiaries; (iii) beneficially own any securities or interests in any Person that engages in conduct described in clause (i) or (ii); or (iv) place for employment any independent consultant or employee with any Person that engages in conduct described in clause (i) or (ii), in each case anywhere in the world.

     (b) Pratt, Trapani and Weiland. During the applicable Non-Compete Period, each of Gordon G. Pratt, Vincent H. Trapani and William Weiland agrees that he will not, except as an employee of and through Buyer, (i) perform or provide any services or products of the type, similar to or competitive with those performed or provided by the Business; (ii) otherwise engage in any business or activities competitive with the Business; (iii) beneficially own any securities or interests in any Person that engages in conduct described in clause (i) or (ii); or (iv) place for employment any independent consultant or employee with any Person that engages in conduct described in clause (i) or (ii), in each case anywhere in the world. The foregoing shall not be deemed to prohibit or restrict
(x) the performance by Mr. Pratt of his obligations under and pursuant to the Fund Agreement or the Fund GP Agreement in the ordinary course of business and consistent with past practice or (y) at any time when Mr. Pratt is not employed by the Company or

Buyer, Mr. Pratt's ability to participate in, manage or participate in the management of any investment vehicle that has a principal focus of acquiring interests in corporations, partnerships, limited liabilities companies and other entities.

     (c) Company. The Company agrees that it will not, without the consent of Buyer, (i) perform or provide any services or products of the type, similar to or competitive with those performed or provided by the Business; (ii) otherwise engage in any business or activities competitive with the Business; (iii) beneficially own any securities or interests in any Person that engages in conduct described in clause (i) or (ii); or (iv) place for employment any independent consultant or employee with any Person that engages in conduct described in clause (i) or (ii), in each case anywhere in the world.

     (d) The foregoing shall not prohibit the ownership by any Person of securities listed on a national securities exchange or traded on the Nasdaq National Market representing, together with any securities beneficially owned by any Person or Persons with which such first Person is a group (within the meaning of the Exchange Act), less than 1% of the outstanding class of such securities.

     (e) "Non-Compete Period" means, with respect to any Person, the period beginning on the Closing Date and ending on:

     (i) the third anniversary of the Closing Date or the date of termination, whichever is later, if such employment is terminated for any reason (other than for Cause) by the Company after 30 months following the Closing Date or, in the case of Mr. Cappel, his employment is terminated for any reason (other than for Cause) or pursuant to
          Section 4(b) of the Employment Agreement after 30 months following the Closing Date;

     (ii) the fifth anniversary of the Closing Date, if either:

          (A) such employment is terminated before the third anniversary of the Closing Date (x) by such Person voluntarily or (y) by the Company for Cause, or

          (B) such employment is terminated for any reason (other than for Cause) by the Company within 30 months of the Closing Date or, in the case of Mr. Cappel, his employment is terminated for any reason (other than for Cause) or pursuant to Section 4(b) of the Employment Agreement within 30 months of the Closing Date; or

     (iii) the second anniversary of the date of termination of employment of such Person with Buyer, if such employment is terminated after the third anniversary of the Closing Date either (x) by such Person voluntarily or (y) by the Company for Cause.

If, prior to the third anniversary of the Closing Date, Mr. Cappel and Parent do not agree on an extension of the Employment Agreement, the Non-Compete Period with respect to Mr. Cappel shall terminate on the later of (x) the fifth anniversary of the Closing Date and (y) the second anniversary of his termination of employment. In such event or in the case of termination of employment of such Person under either clause (i) or (iii) above, Parent, at its option, may extend the Non-Compete Period by an additional two years by paying such Person, prior to the commencement of the extended period, a lump sum equal to his annual base salary for the year in which his employment is terminated.

     (f) "Cause" means, with respect to the termination of employment of any Person, (i) the commission by such Person of an act of fraud, dishonesty or embezzlement (including the unauthorized disclosure or use of confidential or proprietary information of Parent, Buyer or any of their subsidiaries) or other act or omission intended or with consequences that bring, or could reasonably be expected to bring, Parent, Buyer or any of their subsidiaries into disrepute or otherwise materially harm, or could reasonably be expected to materially harm, its commercial relationships; (ii) such Person pleads guilty or no contest to or is convicted of any criminal offense for which a penalty of imprisonment may be imposed (other than an offense under road traffic legislation); (iii) material misconduct as an employee of Buyer or other conduct tending to bring Parent, Buyer or any of their subsidiaries or shareholders into disrepute or material failure to comply with any guidelines adopted or promulgated by the Board of Directors of Parent or Buyer; (iv) abandonment or material neglect by such Person of any of the duties for which he has been employed by Buyer; (v) material failure of such Person to comply with or carry out the instructions of the Board of Directors of Parent or Buyer; or (vi) material breach by such Person of his duties under this

Agreement, or material failure to carry out any of such duties, including
Section 11.1, 11.2, 11.3 or 11.4.

     (g) If at any time of enforcement of this Section 11.1, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or are reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to review the restrictions contained herein to cover the maximum period, scope and area permitted by law.

     (h) Promptly following the Closing, the Company shall change, and the Members shall cause Hales & Associates, Inc. to change, its legal and trade names to a name that does not include the words "Hales," "Hale" or any other trade name currently used by the Company. Neither the Company nor any Member or any of their Affiliates shall, directly or indirectly, use a legal or trade name that includes the words "Hales," "Hale" or any other trade name currently used by the Company.

     11.2 Confidentiality.

     For and in consideration of (i) Parent and Buyer's entering into this Agreement, (ii) payment of the Purchase Price, (iii) the assumption by Buyer of the Assumed Liabilities, (iv) in the case of Jeffery B. Cappel, Gordon G. Pratt, Vincent H. Trapani and William Weiland, the compensation arrangements set forth in Exhibit B and (v) in the case of Jeffery B. Cappel, the Employment Agreement:

     (a) Subject to Section 11.2(b), unless otherwise agreed to in writing by Parent, each of the Company and the Members agrees that (i) he or it will, and will cause each of its or his Affiliates, directors, officers, employees, agents and representatives (collectively, "Representatives") to, keep all Confidential Material confidential and not to disclose or reveal any Confidential Material to any Person other than Parent and its Subsidiaries and their directors, officers and employees and (ii) he or it will not, and will not cause or permit any of his or its Representatives to, use Confidential Material for any purpose. "Confidential Material" means information, whether written or oral, which relates to the Business or otherwise constitutes a Transferred Asset, including minute books, financial statements, accounting records, memoranda, lists, databases, contracts, summaries, notes, analyses, compi-lations, forecasts, studies or other documents (including, in each case, those in electronic form); provided that "Confidential Material" shall exclude any such information that is or becomes generally available to the public other than as a result of a disclosure by any of the Company or Members, any of their respective Representatives, members or stockholders or any other person who is bound under a legal, contractual or fiduciary obligation not to make sure disclosure.

     (b) Each of the Company and the Members agrees that, in the event that he or it or any of his or its Representatives is requested pursuant to, or required by, applicable law, regulation, rule or by legal process to disclose any Confidential Material, it or he will provide Parent with prompt notice of such request or requirement in order to enable Parent to seek an appropriate protective order or other remedy, and will consult with Parent with respect to Parent's taking steps to resist or narrow the scope of such request or requirement, or to waive compliance, in whole or in part, with the terms of this Agreement. In any such event, the Company or Member will disclose only that portion of any Confidential Material which it or he is advised by counsel is legally required and will use its or his reasonable best efforts to ensure that all Confidential Material and other information that is so disclosed will be accorded confidential treatment.

     11.3 Non-Solicitation.

     For and in consideration of (i) Parent and Buyer's entering into this Agreement, (ii) payment of the Purchase Price, (iii) the assumption by Buyer of the Assumed Liabilities, (iv) in the case of Jeffery B. Cappel, Vincent H. Trapani, William Weiland and Gordon G. Pratt, the compensation arrangements set forth in Exhibit B and (v) in the case of Jeffery B. Cappel, the Employment Agreement, each of the Company and the Members covenants and agrees that he or it shall not, and shall not cause or permit any of his or its Representatives, to, directly or indirectly, for himself or itself or for any other Person, (a) solicit, encourage or induce any client, customer, broker, supplier, agent, distributor or employee to discontinue or limit his or its business relationships with, or to otherwise divert his or its business from, Parent or any of its subsidiaries (other than Buyer) in respect of the Business or Buyer, or (b) solicit for employment, recruit, attempt to employ, induce the employment of or employ any employee or independent consultant of Parent, Buyer or any of their respective subsidiaries, including any employee of the Company who becomes an employee of Buyer; provided that in the case of the

Class C Member the foregoing shall not apply following the third anniversary of the Closing Date.

     11.4 Fund Matters.

     For and in consideration of (i) Parent and Buyer's entering into this Agreement, (ii) payment of the Purchase Price, (iii) the assumption by Buyer of the Assumed Liabilities, (iv) in the case of Jeffery B. Cappel, Gordon G. Pratt, Vincent H. Trapani and William Weiland, the compensation arrangements set forth in Exhibit B and (v) in the case of Jeffery B. Cappel, the Employment Agreement:

     (a) Each of Gordon G. Pratt and Jeffery B. Cappel covenants and agrees that he will consult with Buyer in good faith prior to taking any significant action under the Fund GP Agreement, including issuing call notices, incurring expenses other than in the ordinary course of business consistent with past practice, consenting to any transfer of interests in the Fund General Partner, causing the Fund General Partner to withdraw as general partner of the Fund or taking any action that requires the unanimous consent of the managers of the Fund General Partner (including those specified in Section 4.1.1(c), 9.2(c) and 13.1.1 of the Fund GP Agreement).

     (b) Each of the Company and Members agrees that, without the prior written consent of Buyer, it or he will not participate in, manage, participate in the management or operation of, or place for hire any independent consultant or employee with, any investment vehicle which is the successor to the Fund or which is similar in scope or purpose to the Fund or which otherwise has a principal focus of acquiring interests in corporations, partnerships, limited liabilities companies and other entities that are principally involved in the insurance businesses, other than, in any case, (i) the Fund or (ii) any limited partnership of which Buyer or an Affiliate thereof is the sole general partner, any limited liability company of which Buyer or an Affiliate thereof is the sole manager or any corporation of which Buyer has the right to appoint a majority of the Board of Directors; provided, however, that this Section 11.4(b) shall not apply to Mr. Pratt at any time that he is not employed by the Company or Buyer.

     11.5 Specific Relief.

     Each of the Company and the Members agrees that Parent's and Buyer's remedy at law for any breach of Section 11.1, 11.2, 11.3 or 11.4 is inadequate and that in the event of any such breach or violation, each of Parent and Buyer shall be entitled to injunctive relief in addition to any other remedy at law, in equity or under this Agreement to which Parent or Buyer may be entitled. Without limiting the generality of the preceding sentence, the parties acknowledge and agree that it is impossible to measure in monies all of the damages that would accrue to each of Parent and Buyer by reason of any breach of Section 11.1, 11.2, 11.3. or
11.4. Each of the Company and the Members waives in advance any claim or defense, and agrees not to claim, that an adequate remedy at law exists, in any action or proceeding that may in the future be commenced by Parent and/or Buyer to enforce such provisions.

     11.6 Transfer Restriction.

     (a) Until the earlier to occur of (i) the second anniversary of the Closing Date and (ii) a Change in Control, neither the Company nor any of the Members shall, without the prior written consent of Parent, directly or indirectly, (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Shares or any securities convertible into or exchangeable or exercisable for any Shares, or request the filing of any registration statement under the Securities Act with respect to any of the foregoing, or (y) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Shares, whether any such swap transaction is to be settled by delivery of any Shares or other securities, in cash or otherwise.

     (b) Notwithstanding Section 11.6(a), the transfer of Shares (i) between or among the Company and/or one or more Class A Members and (ii) by any Member for estate planning purposes to such Member's spouse or lineal descendants (including legally adopted descendants) or any trust, custodial account or partnership for the sole benefit of such Member's spouse and/or lineal descendants (including legally adopted descendants) shall be permitted, so long as (x) the proposed transferor gives prior notice thereof to Parent and (y) if the transferee is not the Company or a Member, agrees to be bound by the provisions of this Section 11.6 by an agreement in writing delivered to Parent. Upon a permitted transfer pursuant to this Section 11.6, Parent will promptly issue a new stock certificate in exchange for the old certificate representing the number of shares of Common Stock transferred and the name of the transferee, as requested in writing by the transferor.

     11.7 Bulk Transfer Laws.

     Without admitting that the bulk transfer provisions of the Uniform Commercial Code or other similar laws (including, bulk transfer or sale laws relating to Taxes) are applicable to the transactions covered by this Agreement and the Related Agreements, it is understood and agreed that the parties will not comply with such laws. The Company and the Members jointly and severally agree to indemnify and hold Parent and Buyer harmless from and against any and all Losses which may be asserted against Parent or Buyer or the Transferred Assets by reason of such noncompliance without regard or application to any of the limitations expressed in Article X.

     11.8 Post-Closing Activities.

     (a) From and after the Closing, the Company and the Members promptly shall forward or refer to Buyer: (i) in the form received (endorsed to the order of Buyer, if necessary), any payments which they or any of their Affiliates may receive (such as payments of accounts receivable) which are included in the Transferred Assets or which are proceeds thereof, and (ii) any orders, inquiries and bid requests received by any of them with respect to or otherwise relating to the Business.

     (b) Promptly following the Closing, the Company shall, if requested by Buyer, mail notices, in forms approved by Buyer in advance, to clients and specified suppliers of the Company, advising them of the sale of the Business and, in the case of notices to clients, of the continuation of the Business by Buyer.

     11.9 Transfer and Sales Tax.

     (a) Notwithstanding any provisions of law imposing the burden of such taxes on the Company or Buyer, as the case may be, the Company shall be responsible for and shall pay (a) all sales, use, real estate transfer and other similar taxes (and any interest, penalties and other additions to such taxes and or any related costs or expenses), and (b) all governmental charges, if any, upon the sale or transfer of any of the Assets hereunder. If the Company shall fail to pay such amounts on a timely basis, Buyer or Parent may pay such amounts to the appropriate governmental authority or authorities, and the Company shall promptly reimburse Buyer or Parent for any amounts so paid by Buyer or Parent.

     (b) At the Closing, the Company and Buyer shall deliver to each other such properly completed resale exemption certificates and other similar certificates or instruments as are necessary to claim available exemptions from the payment of sales, transfer, use or other similar taxes under applicable law.

                                   ARTICLE XII

                               REGISTRATION RIGHTS

     12.1 Requested Registration.

     (a) Request for Registration. If Parent shall receive from Holders of more than 25% of the Registrable Securities then outstanding a written request that Parent effect any registration with respect to all or a part of the Registrable Securities (which request shall (i) identify the Initiating Holder(s), (ii) state the amount of Registrable Securities to be included by such Initiating Holders in such registration, (iii) indicate the method of distribution of such Registrable Securities and (iv) indicate whether such registration is requested to be a shelf registration under Rule 415 of the Securities Act (a "Shelf Registration")), Parent will:

          (1) promptly give written notice of the proposed registration to all other Holders of Registrable Securities;

          (2) as soon as reasonably practicable, but in no event later than the 30th day following the receipt by Parent of the written request for registration, use reasonable efforts to prepare and file with the Commission a registration statement and use all reasonable efforts to effect such registration of all or such portion of such Registrable Securities as is specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as is specified in a written request received by Parent within 15 Business Days after written notice from Parent is given under Section 12.1(a)(1) above; provided that Parent shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 12.1:

               (i) more than twice;

               (ii) if Parent is not then eligible to file a registration statement on Form S-3 (or any successor form); or

               (iii) within 180 days of the effective date of the most recent registration pursuant to Section 12.2 in which securities held by the Initiating Holders could have been included for sale or distribution; and

          (3) if necessary, supplement or amend any Shelf Registration and use all reasonable efforts to effect any such supplement or amendment, as required hereunder, by the registration form utilized by Parent or by the instructions applicable to such registration form or by the Securities Act.

     The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 12.1(b), include other securities to be issued for the account of Parent and securities of Parent which are held by officers or directors of Parent, or which are held by persons who, by virtue of agreements with Parent, are entitled to include their securities in any such registration.

     The registration rights set forth in this Section 12.1 shall be assignable, in whole or in part, to any transferee of Registrable Securities, provided such transferee agrees to be bound by all provisions of this Article XII.

     (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise Parent as a part of their request made pursuant to this
Section 12.1.

     Subject to the further applicable provisions of this Article XII, if Parent desires to include shares of Common Stock to be offered for its own account in such registration, if officers or directors of Parent or any of its subsidiaries shall request inclusion of their securities of Parent in any registration pursuant to this Section 12.1 and/or if holders of securities (other than Registrable Securities) of Parent who are entitled, by contract with Parent or otherwise, to have securities included in such a registration request such inclusion (collectively, the "Other Stockholders"), the securities of Parent to be offered for the account of Parent and/or such Other Stockholders, as applicable, shall be included in the underwriting. The Holders whose securities are to be included in such registration and Parent shall (together with all Other Stockholders proposing to distribute their securities (other than Registrable Securities) through such underwriting) enter into and perform their respective obligations under (including entering into a lock-up agreement as reasonably requested by the representative(s) of the underwriter or underwriters) an underwriting agreement in customary form with the representative(s) of the underwriter or underwriters selected for such underwriting by the Initiating Holders and reasonably acceptable to Parent. Notwithstanding any other provision of this
Section 12.1, if the representative or representatives determines or determine that marketing factors require a limitation on the number or type of securities to be underwritten, the representative or representatives may limit the number or type of securities to be included in the registration and underwriting to the extent so required by such limitations according to the following "cutback" priority: first, the securities of Parent held by Other Stockholders of Parent shall be reduced, on a pro rata basis (based on the number of securities requested to be included in such underwriting by such Other Stockholders); second, the securities of Parent to be offered for its own account shall be reduced; and third, the securities of Parent held by the Holders shall be reduced on a pro rata basis (based on the number of securities requested to be included in such underwriting by the Holders). If any Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to Parent, the underwriter and the Initiating Holders prior to the effectiveness of the related registration statement. The securities so withdrawn shall also be withdrawn from registration.

     (c) Notwithstanding the foregoing, if Parent shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 12.1 a certificate signed by the President or Chief Executive Officer of Parent stating that, in the good faith judgment of the Board of Directors of Parent, it would be inadvisable for such registration statement to be filed and such registration statement should therefore be delayed, then Parent shall have the right to defer such filing; provided that the aggregate number of days of deferrals made pursuant to this Section 12.1(c) and Section 12.1(d) shall not in the aggregate exceed ninety days in any twelve-month period.

     (d) Notwithstanding the foregoing, in the case of a Shelf Registration, if Parent shall furnish to Holders whose securities are included in a Shelf Registration a certificate signed by the President or Chief Executive Officer of Parent stating that, in the good faith judgment of the Board of Directors of Parent, it would be inadvisable for any sale or distribution of the securities under the Shelf Registration to be made, then the Holders agree not to effect any public sale or distribution of the securities registered under the Shelf Registration; provided that the aggregate number of days of deferrals made pursuant to this
Section 12.1(d) and Section 12.1(c) shall not in the aggregate exceed ninety days in any twelve-month period.

     12.2 Piggyback Registration.

     (a) If at any time Parent shall determine to register any of its equity securities either for its own account or for the account of a security holder or holders, other than a registration relating solely to benefit plans, or a registration relating solely to a transaction under Rule 145 under the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, Parent will:

          (1) promptly give to each of the Holders a written notice thereof; and

          (2) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders within fifteen Business Days after receipt of the written notice from Parent described in clause (1) above, except as set forth in Section 12.2(b). Such written request may specify all or a part of the Holders' Registrable Securities.

     (b) Underwriting. If the registration of which Parent gives notice is for a registered public offering involving an underwriting, Parent shall so advise each of the Holders as a part of the written notice given pursuant to Section 12.2(a)(1). In such event, the right of each of the Holders to registration pursuant to this Section 12.2 shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. The Holders whose securities are to be included in such registration shall (together with Parent and the Other Stockholders distributing their securities through such underwriting) enter into and perform their respective obligations under (including entering into a lock-up agreement as reasonably requested by the representative(s) of the underwriter or underwriters) an underwriting agreement in customary form with the representative or representatives of the underwriter or underwriters selected for underwriting by Parent or, if such registration has been initiated by any Other Stockholder, by such Other Stockholder. Notwithstanding any other provision of this Section 12.2, if the representative or representatives determines or determine that marketing factors require a limitation on the number or type of securities to be underwritten, the representative or representatives may limit the number or type of securities to be included in the registration and underwriting to the extent so required by such limitations according to the following "cutback" priority: first, the securities of Parent held by the Holders and Other Stockholders (other than any Other Stockholder who requested such registration or is entitled to participate in such registration as a "demand" or "requested" registration) shall be reduced on a pro rata basis (based on the number of securities requested to be included in such underwriting by such Holders and such Other Stockholders); second, the securities of Parent to be offered for its own account shall be reduced; and third, the securities of the Other Stockholders who requested such registration or is entitled to participate in such registration as a "demand" or "requested" registration shall be reduced on a pro rata basis (based on the number of securities requested to be included in such underwriting by such Other Stockholders). If any person who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to Parent and the underwriter prior to the effectiveness of the related registration statement. The securities so withdrawn shall also be withdrawn from registration.

     (c) Number and Transferability. Each of the Holders shall be entitled to have its securities included in an unlimited number of registrations pursuant to this Section 12.2. The registration rights granted pursuant to this Section 12.2 shall be assignable, in whole or in part, to any permitted transferee of Registrable Securities; provided such transferee agrees to be bound by all provisions of this Article XII.

     12.3 Expenses of Registration.

     All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Article XII shall be borne by Parent, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their securities sold.

     12.4 Registration Procedures.

     In the case of each registration effected by Parent pursuant to this
Article XII, Parent will keep the Holders, as applicable, reasonably advised in writing as to the initiation of each registration and as to the completion thereof. Parent agrees to promptly notify each Holder, as applicable, of the happening of any event as a result of which the prospectus included in the registration statement then in effect with respect to Registrable Securities includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances then existing, not misleading. Upon receiving such notification, each Holder agrees to forthwith discontinue the disposition of its Registrable Securities pursuant to such registration statement until such Holder's receipt of copies of a supplemental or amended registration statement or prospectus included therein. In addition, at its expense, Parent will:

     (a) keep such registration effective for a period of one hundred twenty
(120) days (provided that if the sales are suspended pursuant to Section 12.1(d), such period shall be extended by the aggregate number of days of such suspension) or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that such 90-day period shall be extended for a period of time equal to the period during which the Holders are precluded from using a registration statement in the circumstances described above;

     (b) furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request;

     (c) as of the effective date of the registration statement, register or qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders covered by such registration statement; provided that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdiction; and

     (d) apply for listing and use reasonable efforts to as of the effective date of the registration statement, list the Registrable Securities, if any, being registered on any na-tional securities exchange on which a class of Parent's equity securities is listed or, if Parent does not have a class of equity securities listed on a national securities exchange, apply for qualification and use reasonable efforts to qualify the Registrable Securities for inclusion on Nasdaq.

     12.5 Indemnification.

     (a) Parent will indemnify each of the Holders, as applicable, each of its officers and directors, and each person controlling each of the Holders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to each registration which has been effected pursuant to this
Article XII, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or registration statement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that Parent will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to Parent by any Holder with respect to such Holder or any underwriter with respect to such underwriter specifically for use therein.

     (b) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration is being effected, indemnify Parent, each of its directors and officers and each underwriter, if any, of Parent's securities covered by such a registration statement, each person who controls Parent or such underwriter, each Other Stockholder, each other Holder and each of their officers, directors, and partners, and each person controlling such Other Stockholder or other Holder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact with respect to such Holder contained in any such registration statement or prospectus made by such Holder, or any omission (or alleged omission) to state therein a material fact with respect to such Holder required to be stated therein or necessary to make the statements by such Holder therein not misleading, to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to Parent by such Holder with respect to such Holder specifically for use therein.

     (c) Each party entitled to indemnification under this Section 12.5 (the "Registration Indemnified Party") shall give notice to the party required to provide indemnification (the "Registration Indemnifying Party") promptly after such Registration Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Registration Indemnifying Party to assume the defense of any such claims or any litigation resulting therefrom; provided that counsel for the Registration Indemnifying Party who shall conduct the defense of such claim or any litigation resulting therefrom shall be approved by the Registration Indemnified Party (whose approval shall not be unreasonably withheld) and the Registration Indemnified Party may participate in such defense at such party's expense (unless the Registration Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Registration Indemnifying Party and the Registration Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Registration Indemnifying Party); provided, further, that the failure of any Registration Indemnified Party to give notice as provided herein shall not relieve the Registration Indemnifying Party of its obligations under this Section 12.5 unless the Registration Indemnifying Party is materially prejudiced thereby. Each Registration Indemnified Party shall furnish such information regarding itself or the claim in question as an Registration Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     (d) To the extent that the indemnification provided for in this Section
12.5 is held by a court of competent jurisdiction to be unavailable to an Registration Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Registration Indemnifying Party, in lieu of indemnifying such Registration Indemnified Party hereunder, shall contribute to the amount paid or payable by such Registration Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Registration Indemnifying Party on the one hand and of the Registration Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable con-siderations. The relative fault of the Registration Indemnifying Party and of the Registration Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Registration Indemnifying Party or by the Registration Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

     (f) The foregoing indemnity agreement of Parent and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in a preliminary prospectus or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading but that is eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter or any person controlling such underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act if a copy of the Final Prospectus was furnished to the underwriter and, if required by law to be so furnished, was furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

     12.6 Preparation; Reasonable Investigation.

     In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, Parent shall give the holders of such Registrable Securities so registered, their underwriters, if any, and their respective counsel and accountants access to its books and records and an opportunity to discuss the business of Parent with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' or such underwriters' to conduct a reasonable investigation within the meaning of Section 11(b)(3) of the Securities Act.

     12.7 Information by the Holders.

     Each of the Holders holding securities included in any registration shall furnish to Parent such information regarding such Holder and the distribution proposed by such Holder as Parent may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Article XII. The Holder shall not be required, in connection with any underwriting arrangements entered into in connection with any registration, to provide any information, representations or warranties, or covenants with respect to Parent, its business or its operations, and shall not be required to provide any indemnification with respect to any registration statement except as specifically provided for in Section 12.5(b).

     12.8 Rule 144 Reporting and Sales.

     With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, Parent agrees to:

     (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act;

     (b) use its reasonable efforts to file with the Commission in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act at all times that it is subject to such reporting requirements;

     (c) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request a written statement by Parent as to its compliance with the reporting requirements of Rule 144 under the Securities Act (at any time that it is subject to such reporting requirements), a copy of the most recent annual report of Parent, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration; and

     (d) if requested by the transfer agent for the Common Stock, provide an opinion of counsel to Parent (which may be internal counsel) as to the appropriateness of removing the securities law legend contained on the face of such securities.

     12.9 Holdback Agreements.

     In the event and to the extent requested by the managing underwriter or, if the Registrable Securities are not being disposed of in an underwritten public offering, if requested by Parent, each Holder agrees not to sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any securities of Parent, other than those Registrable Securities included in such registration pursuant to Section 12.1 or 12.2, for the thirty (30) days prior to and the 120 days after the effectiveness of the registration statement pursuant to which such public offering shall be made (or such shorter period of time as is sufficient and appropriate, in the opinion of the managing underwriter or, as the case may be, Parent in order to complete the sale and distribution of the securities included in such public offering); provided, however, that all executive officers and directors of Parent are required to enter into similar agreements.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

     13.1 Amendment and Modification.

     This Agreement may be amended, modified and supplemented, in writing only, by consent of the parties hereto.

     13.2 Waiver of Compliance.

     Any failure of a party to comply with any obligation, covenant, agreement or condition herein contained may be expressly waived, in writing only, by the other parties hereto and any waiver shall be effective only in the specific instance and for the specific purpose for which made or given.

     13.3 Notices.

     All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or, if sent by overnight delivery by a nationally recognized courier, two Business Days after deposit with such courier or, if mailed, five Business Days after being mailed by certified or registered mail with postage prepaid, return receipt requested, or, if sent by facsimile transmission, when sent to the other party with receipt confirmed by telephone as follows (or at such other address or fax number as shall be given in writing by any party to the other parties):

                     (i) if to any of the Members and/or the Company, to him or it at:

                           c/o Hales Capital Advisors, L.L.C.
                           Suite 425
                           1011 Lake Street
                           Oak Park, IL  60301

                           Attn:  Jeffery B. Cappel
                           copy to:  Orrick Herrington & Sutcliffe
                                      400 Sansome Street
                                      San Francisco, CA  94111
                                      Fax:  (415) 733-4283


                           Attn:  Steven C. Malvey, Esq.

                    (ii)   if to Parent or Buyer, to:

                           Arch Capital Group Ltd.
                           20 Horseneck Lane
                           Greenwich, CT  06830
                           Fax:  (203) 861-7240
                           Attn:  Peter A. Appel

                           copy to:

                           Cahill Gordon & Reindel
                           80 Pine Street
                           New York, NY  10005
                           Fax:  (212) 269-5420
                           Attn:  Immanuel Kohn, Esq.

     13.4 Assignment.

     This Agreement may not be assigned (by operation of law or otherwise) by any party hereto without the prior written consent of the other party hereto. Notwithstanding the foregoing, in the event of a merger, consolidation or other similar transaction in which the outstanding shares of Common Stock are exchanged for common equity of another Person, such other Per-son shall assume the obligations of Parent hereunder, all references herein to Parent shall be deemed to be references to such other Person and Parent shall be released from its obligations hereunder. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted assigns.

     13.5 No Third Party Beneficiary Rights.

     This Agreement is not intended to and shall not be construed to give any person or entity other than the parties signatory hereto any interest or rights (including any third party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

     13.6 Employment Arrangements.

     Except as expressly set forth in this Agreement, none of Parent, Buyer nor any of their Affiliates is assuming, nor shall Parent, Buyer or any of their Affiliates be responsible for any liability or obligation whatsoever under, any Plan or contract with respect to any present or former employee of the Company, whether or not such present or former employee is hired by Parent, Buyer or any of their Affiliates.

     13.7 Press Releases.

     No party shall make any public announcement or issue any press release in connection with the transactions contemplated by this Agreement or the Related Agreements, without the prior written consent of the Company or Parent, as the case may be.

     13.8 Confidentiality by Parent.

     For and in consideration of the Company and the Members' entering into this Agreement, prior to the Closing or at any time after this Agreement is terminated in accordance with Section 9.1:

     (a) Subject to Section 13.8(b), unless otherwise agreed to in writing by the Company, each of Parent and Buyer agrees that (i) it will, and will cause each of its Representatives to, keep all Pre-Closing Confidential Material confidential and not to disclose or reveal any Pre-Closing Confidential Material to any Person other than the Company, the Members and their Representatives and
(ii) it will not, and will not cause
or permit any of its Representatives to, use Pre-Closing Confidential Material for any purpose other than for the purpose of the transactions contemplated hereby. "Pre-Closing Confidential Material" means information provided by the Company, any Member or any of their Representatives, whether written or oral, which relates to the Business; provided that "Pre-Closing Confidential Material" shall exclude any such information that is or becomes generally available to the public other than as a result of a disclosure by Parent, Buyer, any of their respective Representatives, members or stockholders or any other person who is bound under a legal, contractual or fiduciary obligation not to make sure disclosure.

     (b) Each of Parent and Buyer agrees that, in the event that it or any of its Representatives is requested pursuant to, or required by, applicable law, regulation, rule or by legal process to disclose any Pre-Closing Confidential Material, it will provide the Company with prompt notice of such request or requirement in order to enable the Company to seek an appropriate protective order or other remedy, and will consult with the Company with respect to the Company's taking steps to resist or narrow the scope of such request or requirement, or to waive compliance, in whole or in part, with the terms of this Agreement. In any such event, Parent or Buyer will disclose only that portion of any Confidential Material which it is advised by counsel is legally required and will use its reasonable best efforts to ensure that all Pre-Closing Confidential Material and other information that is so disclosed will be accorded confidential treatment.

     13.9 Form W-2.

     Buyer shall, at its sole option, have the right to use the "Alternative Procedure" provided in the Section 5 of Revenue Procedure 96-60, 1996-2 C.B. 399, with respect to filing and furnishing Internal Revenue Service Forms W-2, W-3, and 941 for the 2000 calendar year. Buyer shall also, at its sole option, have the right to use any similar procedures and make any similar elections under state or local tax laws, and the Company shall reasonably cooperate in the making of such elections.

     13.10 Governing Law.

     This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

     13.11 Submission to Jurisdiction.

     Each of the parties to this Agreement agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the Related Agreements may be instituted in the United States District Court for the Southern District of New York, United States of America or, if such court shall not have jurisdiction, a court of The State of New York, located in the Borough of Manhattan, City of New York; waives any objection which it may have now or hereafter to the laying of the venue of any such suit, action or proceeding; and irrevocably submits to the jurisdiction of such courts in any such suit, action or proceeding.

     13.12 Expenses.

     All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

     13.13 Counterparts.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13.14 Headings.

     The headings of the Sections, Articles and Schedules of this Agreement are inserted for convenience only and shall not constitute a part hereof.

     13.15 Entire Agreement.

     This Agreement, including the Schedules hereto, together with the Related Agreements, contains the entire understanding of the parties hereto in respect of the subject matter contained herein.

     IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be duly executed as of the day and year first above written.

                                     ARCH CAPITAL GROUP LTD.



                                     By:     /s/ Peter A. Appel
                                             -----------------------------------
                                             Name:   Peter A. Appel
                                             Title:  President and Chief
                                                      Executive Officer



                                     HALES & COMPANY INC.



                                     By:     /s/ Peter A. Appel
                                             -----------------------------------
                                             Name:   Peter A. Appel
                                             Title:  Director



                                     HALES CAPITAL ADVISORS, L.L.C.



                                     By:      /s/ Jeffery B. Cappel
                                              ----------------------------------
                                              Name:   Jeffery B. Cappel
                                              Title:  Chief Executive Officer



                                     CLASS A MEMBERS:
                                     ---------------

                                     /s/ William Weiland
                                     -------------------------------------------
                                     William Weiland, Individually and as
                                     Trustee of the William S. Weiland Revocable
                                     Trust dated November 4, 1996

                                     /s/ Jeffery B. Cappel
                                     -------------------------------------------
                                     Jeffery B. Cappel

                                     /s/ Vincent H. Trapani
                                     -------------------------------------------
                                     Vincent H. Trapani, Individually and
                                     as Trustee of the Vincent H. Trapani Living
                                     Revocable Trust dated January 7, 1998

                                     /s/ Gordon G. Pratt
                                     ---------------------------------
                                     Gordon G. Pratt


                                     CLASS C MEMBER:
                                     --------------

                                     CONNING CORPORATION



                                     By:      /s/ Preston Kavanagh
                                              ----------------------------------
                                              Name:   Preston Kavanagh
                                              Title:  Senior Vice President and
                                                       Chief Financial Officer

                                                                       Exhibit A



                   Form of Opinion of Counsel for the Company


     Capitalized terms have the meanings given to them in the Asset Purchase Agreement dated as of October 31, 2000 (the "Asset Purchase Agreement") among Hales Capital Advisors, L.L.C., an Illinois limited liability company, its members, Arch Capital Group Ltd., a Delaware corporation, and Hales & Company Inc., a Delaware corporation, of which this form of opinion constitutes an exhibit.

     1. Each of the Asset Purchase Agreement, the Escrow Agreement (in the form attached as Exhibit D to the Asset Purchase Agreement) and the Bill of Sale (in the form attached as Exhibit C to the Asset Purchase Agreement) (together, the "Transaction Documents") to which the Company or any Member is a party constitutes a legally valid and binding obligation of the Company or such Member, as the case may be, and is enforceable against the Company or such Member, as the case may be, in accordance with its terms.

     2. The execution and delivery of the Transaction Documents to which the Company or any Member is a party by the Company or such Member, as the case may be, and the transfer by the Company to the Buyer and Parent of the Transferred Assets, the Assumed Contracts and the Assumed Liabilities do not: (a) violate any federal, New York or California statute, rule or regulation or (b) result in the breach of or a default under the Fund Agreement or the Fund GP Agreement.

     3. No consent, authorization or order of, or registration or filing with, approval of or notice to any governmental or public authority is required to be obtained or made by the Company or any Member pursuant to any presently existing federal, New York or California statute, rule or regulation for the execution, delivery and performance by the Company and the Members of any of the Transaction Documents or the consummation of the transactions contemplated by such agreements, including the transfer of the Transferred Assets, the Assumed Contracts or the Assumed Liabilities.

     4. To the best of our knowledge, there is no action, suit, proceeding or investigation pending or threatened against or affecting the Company or any of its properties or assets that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge any of the Transaction Documents.

                                                                       Exhibit B


                              HALES & COMPANY INC.
                           EXECUTIVE COMPENSATION PLAN

     SECTION 1. Background; Purpose and Scope.

     Pursuant to an Asset Purchase Agreement dated as of October 31, 2000 (the "Asset Purchase Agreement") among Hales Capital Advisors, L.L.C., an Illinois limited liability company ("Seller"), its members, Arch Capital Group Ltd., a Delaware corporation ("Parent"), and Hales & Company Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the "Company"), the Company acquired (the "Acquisition") the businesses of the Seller. In connection with the Acquisition, employees of the Seller ceased to be employees of the Seller and became employees of the Company. All such employees of the Company are employees-at-will except Jeffery B. Cappel, who is party to an Employment Agreement with the Company dated as of October 31, 2000 (the "Cappel Employment Agreement").

     The purpose of the Hales & Company Inc. Executive Compensation Plan is to provide the Participants (as defined below) with performance-based compensation as an incentive for their efforts to achieve the financial and strategic objectives of the Company.

     Section 2. Definitions.

     (a) "Adjusted Annual EBT" means, with respect to any Plan Year, (i) an amount equal to 80% of the total net revenues of the Company derived from its primary businesses of providing investment advisory, valuation and shareholder analysis services (excluding revenues derived from other sources including, without limitation, any revenues derived from subleases and the Fund GP Interest (as defined in the Asset Purchase Agreement)) for such Plan Year, plus 80% of the total net revenues received by Seller from Distribution Partners Investment Capital, L.P., a Delaware limited liability company (the "Fund"), or received by Seller that are attributable to the Transferred Assets or the Business (as such terms are defined in the Asset Purchase Agreement), in each case, as determined in accordance with GAAP minus (ii) Chargeable Expenses, as defined on Annex I hereto. Adjusted Annual EBT shall be calculated for purposes of the Plan without regard to (x) extraordinary gains or losses (as defined by GAAP) and (y) the cumulative effect of changes in accounting principles. For purposes of this
Section 2(a), net revenues shall mean gross revenues less commissions paid to third parties, if applicable. The parties intend that the definition of Adjusted

Annual EBT reach the same economic result as if the Management Fee had been paid directly to Company as part of its primary business described in Section 2(a)(i) hereof.

     (b) "Applicable Bonus Pool Availability Amount" means (i) with respect to the Plan Year that begins with the Effective Date, $1,283,000, and (ii) with respect to any other Plan Year, $1.1 million.

     (c) "Board" means the Board of Directors of the Company.(1)

     (d) "Committee" means the Compensation Committee of the Board.(2)

     (e) "Effective Date" means November 1, 2000.

     (f) "GAAP" means generally accepted accounting principles in the United States as in effect from time to time and applied by Parent in the preparation of its consolidated financial statements.

     (g) "Participants" means W. Marston Becker, Jeffery B. Cappel, Gordon G. Pratt, Vincent H. Trapani and William Weiland, subject to such changes as are adopted pursuant to Section 11.

     (h) "Plan" means this Hales & Company Inc. Executive Compensation Plan, as amended from time to time in accordance with its terms.

     (i) "Plan Year" means (x) the period from the Effective Date through December 31, 2001 and (y) each calendar year thereafter until this Plan is terminated in accordance with Section 10.

     Section 3. Participation.

     Subject to Section 6, each of the Participants shall participate in the Plan for each Plan Year.

----------

1        Will include Mr. Cappel as a member.

2        Will include Mr. Cappel as a member.

     Section 4. Salary Pool.

     (a) Beginning with the Effective Date and so long as all Participants are employed by the Company or one of its subsidiaries, the Participants will be entitled to a total aggregate salary equal to $1,325,000 per annum (the "Salary Pool"), payable in accordance with the prevailing salary payroll practices of the Company.

     (b) (b) The Salary Pool will be paid to the Participants based on the division of the Salary Pool, as determined by the Chief Executive Officer of the Company (initially Jeffery B. Cappel) and the Chief Executive Officer of Parent.

     Section 5. Bonus Pool.

     (a) For each Plan Year beginning with the Effective Date and so long as all Participants are employed by the Company or one of its subsidiaries, the Participants as a group will be entitled to an aggregate bonus pool (the "Bonus Pool") equal to the lesser of (x) the Applicable Bonus Pool Availability Amount and (y) 100% of Adjusted Annual EBT for such Plan Year.

     (b) The Bonus Pool for a Plan Year will be paid to the Participants based on the division of the Bonus Pool, as determined by the Chief Executive Officer of the Company (initially Jeffery B. Cappel) and the Chief Executive Officer of Parent.

     Section 6. Termination of Employment.

     If any Participant ceases to be employed by the Company or one of its subsidiaries (such Participant, a "Former Participant") during the term of the Plan, the Salary Pool for the remainder of the Plan Year in which the termination occurs and any remaining Plan Years shall be reduced by the percentage amount equal to the percentage of the Salary Pool paid to such Former Participant in the Plan Year in which the termination occurs prior to the Former Participant's termination of employment. In addition, the Bonus Pool for such year and any remaining Plan Years shall be reduced by the percentage amount equal to the percentage of the Bonus Pool paid to such Former Participant in the year immediately preceding the Former Participant's termination of employment.

     Section 7. Payment of Bonuses.

     Bonuses for a given Plan Year shall be paid in two equal installments as follows: (i) the first installment shall be paid as soon as practicable after the Bonus Pool is determined, but not later than March 31 of the following Plan Year, and (ii) the second installment shall be paid on or before June 30 of the following Plan Year; provided that if any Participant ceases to be employed by the Company or one of its subsidiaries prior to the payment of the second installment, then such payment shall be forfeited by him and paid to Parent; provided further, that the foregoing proviso shall not apply if such cessation of employment is the result of termination by the Company other than for Cause (as that term is defined in (x) in the case of Mr. Cappel, the Cappel Employment Agreement and (y) in each other case, the Asset Purchase Agreement).

     Section 8. Nonassignability.

     No bonus payable to a Participant under the Plan shall be assignable or transferable, except by will or by the laws of descent and distribution.

     Section 9. Plan Administration.

     (a) Administration by Committee. The Plan shall be administered by the Committee.

     (b) Interpretation of Plan Provisions. The Committee shall construe and interpret the Plan and may adopt rules and regulations governing administration of the Plan, including with respect to the calculation of Adjusted Annual EBT. The Committee may consult with the management of the Company but shall retain responsibility for administration of the Plan. The Committee's decisions, actions and interpretations regarding the Plan shall be final and binding upon all Participants.

     Section 10. Effective Date and Term of Plan.

     The Plan shall be effective as of the Effective Date. The Board may terminate the Plan as of any time after December 31, 2001, except that any such termination shall not relieve the Company of its obligation to pay benefits under the Plan in respect of periods ending on or prior to such termination date.

     Section 11. Amendment of the Plan.

     The Board may amend or modify the Plan at any time and from time to time; provided, that the Board may not amend or modify the Plan with respect to the first Plan Year in a way which would materially adversely affect the rights of the Participants hereunder without the consent of a majority of the Participants. Notwithstanding the foregoing, no such amendment or modification shall affect payments for a Plan Year already ended. The Company and the Participants will review Section 5 and the definition of Adjusted Annual EBT as it relates to any Plan Year beginning after December 31, 2001, both as to structure and participation.

     Section 12. General Provisions.

     (a) Unfunded Plan. The Plan shall be an unfunded incentive compensation arrangement for a select group of key management employees of the Company. Nothing contained in the Plan, and no action taken pursuant to the Plan, shall create or be construed to create a trust of any kind. A Participant's right to receive a bonus shall be no greater than the right of an unsecured general creditor of the Company. All bonuses shall be paid from the general funds of the Company, and no segregation of assets shall be made to ensure payment of bonuses.

     (b) Governing Law. The Plan shall be interpreted, construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

     (c) Section Headings. The section headings contained in the Plan are for purposes of convenience only and are not intended to define or limit the contents of the Plan's sections.

     (d) Effect on Employment. Nothing contained in the Plan shall affect or be construed as affecting the terms of employment of any employee except as expressly provided in the Plan. Nothing in the Plan shall affect or be construed as affecting the right of the Company to terminate the employment of an employee at any time for any reason, with or without cause.

     (e) Withholding of Taxes. The Company shall deduct from each payment the amount of any taxes required to be withheld by any governmental authority

     (f) Quarterly Reports. Seller shall provide quarterly reports on March 31, June 30, September 30 and December 31 to the Company setting forth (i) the net revenues received by Seller from the Fund, or received by Seller, which responses clearly identify those net revenues received by Seller, that are attributable to the Transferred Assets or the Business, and (iii) the expenses of Seller, which reports clearly identify such expenses, that are attributable to the Fund, the Transferred Assets or the Business.

                               Chargeable Expenses

     1. All expenses incurred by the Company, Seller or any of their respective subsidiaries, including, without limitation:

     o    salaries, commissions and bonuses

     o    employee benefits and payroll taxes

     o    rents

     o    telephone and utilities

     o    travel and entertainment

     o    Bloomberg

     o    postage, messenger and delivery

     o    printing and stationary

     o    supplies

     o    advertising

     o    equipment rental/maintenance

     o    dues and subscriptions

     o    franchise taxes and licenses

     o    general insurance

     o premiums for key-man life insurance for Jeffery B. Cappel in an amount equal to $8.0 million and disability insurance for Jeffery B. Cappel on terms and in amount reasonably satisfactory to Parent

     o    bank charges

     o    depreciation

     o    interest expense

     o    legal and accounting

     o any revenues of Seller to the extent in excess of Seller's expenses, to the extent attributable to revenues received by Seller from the Fund or received by Seller that are attributable to the Transferred Assets or the Business (other than attributable to the Excluded Assets).

     2. Allocated portions of expenses incurred by Parent or any of its subsidiaries (other than the Company or any of its subsidiaries) for expenses related to the business or operations of the Company or any of its subsidiaries, including, without limitation:

     o    depreciation

     o    interest expense

     o    legal and accounting

     o    insurance

     o    employee benefits

                                                                       Exhibit C



                                  BILL OF SALE

     BILL OF SALE dated as of December ________, 2000 by and among HALES CAPITAL ADVISORS, L.L.C., an Illinois limited liability company (the "Seller"), ARCH CAPITAL GROUP, LTD., a Delaware corporation, (the "Parent") and Hales & Company Inc., a Delaware corporation (the "Buyer").

     This Bill of Sale is being delivered pursuant to the Asset Purchase Agreement dated as of October 31, 2000 (the "Purchase Agreement"), by and among Seller, it members, Buyer and Arch Capital Group Ltd. Capitalized terms used but not defined herein have the respective meanings ascribed to such terms in the Purchase Agreement. It is expressly understood that this instrument is intended solely to restate, and not in any manner to amend, modify, enlarge or limit any warranties or agreements contained in, the Purchase Agreement. This Bill of Sale is subject to the terms and conditions of the Purchase Agreement. To the extent that any provision of this Bill of Sale is inconsistent with the Purchase Agreement, the provisions of the Purchase Agreement shall control.

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

     Transfer. Seller hereby sells, transfers, conveys, assigns and delivers to Buyer all of Seller's right, title and interest in and to the Transferred Assets set forth on the attached Schedule 1, free of any Liens, TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns forever. Seller hereby sells, transfers, conveys, assigns and delivers to Parent all of Seller's right, title and interest in and to the Transferred Assets set forth on the attached Schedule 2, free of any Liens, TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns forever. Seller warrants that its title to the Transferred Assets is as set forth in the Purchase Agreement.

     Power of Attorney. Seller hereby irrevocably constitutes and appoints Buyer, its successors and assigns its true and lawful attorney, with full power of substitution, in its name or otherwise, and on behalf of Seller, or for its own use, to claim, demand, collect and receive at any time and from time to time any and all assets, properties, claims, accounts and other rights, tangible or intangible, hereby sold, transferred, conveyed, assigned or delivered, or intended so to be sold, transferred, conveyed, assigned or delivered, and to prosecute any claim relating to any thereof, whether at law or in equity and, upon discharge thereof, to complete, execute and deliver any and all necessary instruments of satisfaction and release.

     Representations and Warranties. All of the representations and warranties made in Article IV of the Purchase Agreement are incorporated in this Bill of Sale by reference as if fully set forth in this Bill of Sale.

     Governing Law. This Bill of Sale has been executed and delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws.

     Counterparts. This Bill of Sale may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, Seller and Buyer have executed this Bill of Sale on the date first above written.


                               HALES CAPITAL ADVISORS, L.L.C.
                               as Seller


                               By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                               ARCH CAPITAL GROUP, LTD.
                               as Parent


                               By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                               HALES & COMPANY INC.
                               as Buyer


                               By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                                                       Exhibit D



                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (including the attachments hereto, this "Agreement") is made and entered into as of December , 2000, by and among Hales Capital Advisors, L.L.C., an Illinois limited liability company ("Seller"), its members listed on the signature pages hereof (the "Members"), Hales & Company Inc., a Delaware corporation ("Buyer"), Arch Capital Group Ltd., a Delaware corporation ("Parent"), and State Street Bank and Trust Company, a Massachusetts trust company, as escrow agent (in such capacity, the "Escrow Agent").

     Seller, the Members, Buyer and Parent have entered into an Asset Purchase Agreement dated as of October 31, 2000 (the "Purchase Agreement"), pursuant to which Buyer is purchasing the businesses of Seller. Capitalized terms used without definition herein have the meanings given to them in the Asset Purchase Agreement.

     This is the Escrow Agreement referred to in Section 3.1 of the Asset Purchase Agreement. The execution and delivery by the parties hereto of, and delivery into escrow of the items referred to below under, this Agreement is a condition to closing under the Asset Purchase Agreement.

     In consideration of the mutual promises and agreements set forth in this Agreement, the parties agree as follows:

     1. Defined Terms. The following terms have the meanings set forth below:

     "Escrowed Assets" means (i) the Deposited Shares (together with any cash exchanged for any portion of the Deposited Shares pursuant to Section 4 of this Agreement) and related stock power, (ii) the Letters of Credit, (iii) any interest, dividends or other distributions on or proceeds from any of the foregoing or from any investment under this Agreement, and (iv) any securities in which any item described in clause (iii) may be invested.

     "Fair Market Value" means, (i) with respect to any security listed on a national securities exchange or traded on Nasdaq, the average of the high and low sale prices of such security on the last trading day prior to the date of determination or release, as the case may be, (ii) with respect to any Letter of

Credit, the face amount thereof and (iii) with respect to any other property or asset, the fair market value thereof as determined in good faith by the board of directors of Buyer.

     "Permitted Investments" means investment grade securities issued, fully guaranteed or fully insured by the United States, any state of the United States or any political subdivision thereof (including "revenue" bonds) and money market funds substantially all of whose assets consist of such securities.

     2. Appointment of Escrow Agent. Each of Buyer, Seller and Members hereby designates and appoints the Escrow Agent as escrow agent, and the Escrow Agent hereby accepts such appointment, on the terms and subject to the conditions of this Agreement.

     3. Deliveries; Escrowed Assets; Escrow Account.

     (a) Concurrently with the execution and delivery of this Agreement, the following items are hereby delivered to the Escrow Agent:

          (i) Certificate No. [____] for 300,000 shares of common stock of Parent issued in the name of Hales Capital Advisors, L.L.C. (the "Deposited Shares").

          (ii) Stock power for above certificate, undated and executed in blank by Hales Capital Advisors, L.L.C.

          (iii) Letter of credit in the amount of $931,000 issued for the benefit of Buyer as sole beneficiary, with Conning Corporation as applicant, which letter of credit Conning Corporation certifies satisfies the requirements set forth in Exhibit A hereto (such letter of credit, including any replacements thereof in accordance with Section 6(f), the "Conning Letter of Credit").

          (iv) Letter of credit in the amount of $919,000 issued for the benefit of Buyer as sole beneficiary, with William Weiland, Jeffrey Cappel, Vincent Trapani and Gordon Pratt as applicants, which letter of credit the Members (other than Conning Corporation) certifies satisfies the requirements set forth in Exhibit A hereto (such letter of credit, including any replacements thereof in accordance with Section 6(f), the "Individual Members' Let-ter of Credit," and together with the Conning Letter of Credit, the "Letters of Credit").

     The Escrow Agent hereby acknowledges receipt of each of the foregoing.

     (b) The Escrow Agent shall establish a segregated account (the "Escrow Account") at its office at 2 Avenue de Lafayette, Boston, Massachusetts 02111 in which to hold the Escrowed Assets. The Escrow Agent shall keep appropriate books and records for the Escrow Account, including any dividends or other distributions on or proceeds from any Escrowed Assets and any amounts released from the Escrow Account in accordance with Section 6. At the written request of Buyer or Seller from time to time, the Escrow Agent shall allow representatives of such party to inspect and make copies of such books and records upon reasonable notice during normal business hours. In any event, within 45 days after the end of each calendar quarter, the Escrow Agent shall provide to Buyer and Seller a statement of the list of the Escrowed Assets, the amount of any interest, dividends or other distributions on or proceeds from any investment of Escrowed Assets and any amounts released from the Escrow Account in accordance with Section 6. Escrowed Assets shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of either Buyer or Seller owing to the Escrow Agent in any capacity except as provided in Section 7(d) hereof.

     (c) Any interest, dividends or other distributions on or proceeds from any Escrowed Assets or from any investment under this Agreement shall be deposited into the Escrow Account and shall constitute Escrowed Assets.

     4. Exchange of Deposited Shares for Cash.

     (a) In the event of a Change of Control, Seller shall be permitted, subject to applicable law, to exchange any or all of the Deposited Shares (or such shares or equity into which the Deposited Shares, or a portion thereof, have been converted or exchanged) for cash per Deposited Share (or such share or equity into which a Deposited Share has been converted or exchanged) in the amount of the average of the high and low sales prices of the Common Stock (or such share or equity into which a Deposited Share has been converted or exchanged) as reported on the Nasdaq National Market on the date of such exchange as certified to Escrow Agent by Seller. To effect such exchange, Seller shall deliver to the Escrow Agent an exchange instruction in the form of Exhibit B hereto (the "Exchange Instruction").

     (b) The cash amount exchanged pursuant to this Section 4 shall be paid into the Escrow Account by wire transfer of immediately available funds to the account specified by the Escrow Agent. The Deposited Shares shall be delivered pursuant to the delivery instructions in the Exchange Instruction.

     5. Investment of Escrowed Assets.

     (a) Except as provided in Section 5(d), all investments and reinvestments of the Escrowed Assets (other than the Deposited Shares and the Letters of Credit) shall be made exclusively in Permitted Investments that are mutually selected by Buyer and Seller.

     (b) From time to time, Buyer and Seller shall designate an entity with the appropriate capacity to act as broker ("Broker") with respect to the securities that constitute the Escrowed Assets (other than the Deposited Shares) and shall notify Escrow Agent of the identity of such Broker. Broker will perform such acts as requested by Buyer and Seller which are customarily performed by securities brokers. The fees and expenses of Broker shall be borne one-half by Seller and one-half by Buyer. If at any time or from time to time during the term of this Agreement, Buyer or Seller determines that Broker should terminate acting in such capacity, Buyer and Seller agree to cooperate with each other to jointly select and appoint an entity which is capable of conducting the duties performed by Broker to replace Broker. Upon any such replacement, all references to Broker in this Agreement shall be deemed references to such entity. Broker shall not be deemed the beneficial holder of any securities which may be in its possession as a result of its activities pursuant to this Section 5(b), and Broker shall hold any such securities as agent and may only act with respect to such securities pursuant to the joint written instructions of Buyer and Seller.

     (c) Promptly after the Escrow Agent receives written notice from the issuer thereof (or any representative of such issuer) that any security that is a component of the Escrowed Assets is to be redeemed or otherwise liquidated by such issuer, the Escrow Agent shall deliver written notice thereof to Buyer and Seller. Promptly after receipt of such notice, Buyer and Seller shall deliver to the Escrow Agent joint written instructions as to whether the cash proceeds from any such redemption, liquidation or maturation are (i) to be delivered to

Broker for the purpose of promptly reinvesting such proceeds or (ii) to be held in the Escrow Account in the form of cash (which cash may be invested pursuant to the provisions of Section 5(d)). In the case of clause (i), the Escrow Agent shall promptly deliver to Broker such proceeds in accordance with such written instructions, and promptly upon consummation of such reinvestment, Broker shall deliver to the Escrow Agent the security or securities that Buyer and Seller have elected to so purchase. In the event that Buyer and Seller do not provide the Escrow Agent with written instructions pursuant to the provisions of this
Section 5(c), the proceeds from any such maturation, redemption or liquidation shall remain in the Escrow Account in the form of cash (which cash may be invested pursuant to the provisions of Section 5(d)).

     At any time that there is cash in the Escrow Account, the Escrow Agent is hereby directed to invest such cash promptly in the designated money market fund which is Goldman Sachs Financial Square Treasury Obligations. All references to the term "cash" in this Agreement shall be deemed to refer to cash as well as any portion of the Escrowed Assets that are invested in such fund.

     (d) At any time and from time to time, Buyer and Seller may jointly determine that any security that is a component of the Escrowed Assets is to be liquidated or reinvested in a replacement security, or that any cash (whether such cash constitutes investment income or otherwise) that is a component of the Escrowed Assets is to be invested. Buyer and Seller shall provide the Escrow Agent with joint written notice of such determination, which shall identify such security or specify the dollar amount of such cash and direct the Escrow Agent to deliver such security or dollar amount of such cash to Broker for the purpose of the liquidation or reinvestment of such security or the investment of such cash. Promptly upon the receipt of such notice, the Escrow Agent shall promptly deliver such security or such cash to Broker and Broker shall promptly effect such reinvestment or liquidation of such security or investment of such cash, as the case may be. Promptly upon consummation of such reinvestment, investment or liquidation, as the case may be, Broker shall deliver to the Escrow Agent the security or securities that Buyer and Seller have elected to so purchase or cash proceeds from such liquidation, as the case may be. Any cash produced by the operation of this Section 5(e) may be invested pursuant to the provisions hereof.

     (e) In the event that the Escrow Agent receives written notice from the issuer thereof (or any representative of the issuer) that a security that is a component of the Escrowed Assets is to be exchanged for a new security, the Escrow Agent shall promptly notify Buyer and Seller thereof in writing. Unless otherwise directed in writing by Buyer and Seller (pursuant to the provisions of Section 5(d)), such new security shall become a component of the Escrowed Assets upon consummation of such exchange.

     (f) The Escrow Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the Escrowed Assets. Any interest or other income received on such investment and reinvestment of the Escrowed Assets shall become part of the Escrowed Assets.

     (g) During the period of time in which the Deposited Shares are held by the Escrow Agent pursuant to this Agreement, Seller shall be the record owner of the Deposited Shares. In the event that any decisions concerning voting, redemption or other similar matters relating to the securities constituting the Escrowed Assets are required to be made and notice thereof is given to the Escrow Agent, the Escrow Agent shall promptly notify Seller thereof in writing. Upon receipt of such notice, Seller shall instruct the Escrow Agent in writing with respect to the making of such decision. If the Escrow Agent does not receive instruction from Seller, the Escrow Agent may take no action or such action as it determines to be appropriate, and shall in no event be liable therefor.

     (h) Any securities that are delivered to any party pursuant to the terms of this Agreement shall be accompanied by duly executed instruments of transfer or assignment, or if such securities are held in book-entry form, other appropriate action shall be taken by the entity delivering such securities to effect the valid transfer of the title of such securities to the recipient of such securities; provided that the Escrow Agent shall not be required to take such action in delivering securities to the Broker.

     6. Release of Escrowed Assets. Escrowed Assets shall be released from the Escrow Account only in accordance with this Section 6.

     (a) By Mutual Instruction. The Escrow Agent shall release Escrowed Assets from the Escrow Account in accordance with any joint written instruction of both Buyer and Seller.

     (b) Release to Exchange. The Escrow Agent shall release Deposited Shares pursuant to an Exchange Instruction in exchange for cash in accordance with
Section 4.

     (c) To Satisfy Indemnity Claim. In the event that Buyer wishes to have Escrowed Assets released from the Escrow Account in order to satisfy an indemnity claim of any Buyer Indemnified Party under Article X of the Purchase Agreement, Buyer shall give instructions ("Release Instructions") to the Escrow Agent, Seller and the Members. The Release Instructions shall include the amount of the claim, the basis therefor and the type(s) of Escrow Assets requested to be released from the Escrow Account, which shall be in any combination of Deposited Shares, Letters of Credit and/or other Escrowed Assets as Buyer elects, except that 14% of the Fair Market Value of the Escrowed Assets requested to be released shall be in the form of the Conning Letter of Credit. Unless the Escrow Agent receives contrary instructions from Seller ("Contrary Instructions") within thirty (30) days of the date of the Release Instructions, the Escrow Agent shall release to Buyer the Escrowed Assets requested to be released in the Release Instructions. If Seller objects, in good faith, to the Release Instructions, it shall deliver Contrary Instructions to the Escrow Agent and Buyer. The Contrary Instructions shall state that Seller objects to the Release Instructions, the basis for the objection, and the amount, if any, of the Escrowed Assets the release of which Seller does not object (the "Undisputed Portion"). The Escrow Agent shall promptly release to Buyer the Undisputed Portion, but shall retain in the Escrow Account the rest of the Escrowed Assets requested to be released until the Escrow Agent receives mutual instructions pursuant to Section 6(a) or an order of a court of competent jurisdiction. Buyer and Seller shall negotiate in good faith to promptly resolve their differences.

     (d) Release of Deposited Shares. The Escrow Agent shall release all Deposited Shares remaining in the Escrow Account to Seller on the second anniversary of the Closing Date; provided that neither Buyer nor Seller has notified the Escrow Agent in writing prior to such second anniversary of a dispute under the Purchase Agreement. In the event of such a dispute, an amount of the Deposited Shares which is reasonably necessary to satisfy such dispute shall remain in the Escrow Account. Such amount shall be determined by Buyer and Seller according to the Fair Market Value of the Deposited Shares on the date of notice to the Escrow Agent. In the event that Buyer and Seller do not agree on the amount to remain in the Escrow Account, Escrow Agent shall be entitled to retain the greater amount in the Escrow Account. Upon the resolution of such dispute as notified to the Escrow Agent by Buyer and Seller, the Escrow Agent shall release to Seller the Deposited Shares then remaining in the Escrow Account (after Deposited Shares required to be released to Buyer in accordance with Section 6(c), if any, have been released to Buyer).

     (e) Release of Letters of Credit. The Escrow Agent shall release (i) the Conning Letter of Credit remaining in the Escrow Account to Conning on the second anniversary of the Closing Date and (ii) the Individual Members' Letter of Credit remaining in the Escrow Account to Seller on the fifth anniversary of the Closing Date; provided that neither Buyer nor Seller has notified the Escrow Agent in writing prior to such second or fifth anniversary, as the case may be, of a dispute under the Purchase Agreement. In the event of such a dispute prior to such second anniversary, Conning shall either: (a) cause the Conning Letter of Credit to be extended in accordance with its terms or (b) cause a replacement letter of credit, substantially in the form of the Conning Letter of Credit to be deposited in the Escrow Account in an amount which is reasonably necessary to satisfy Conning's pro rata portion of such dispute (as determined by Buyer and Seller) (the "Post Two Year Retained Amount"), and (in the case of clause (b) above) the Escrow Agent shall release the original Conning Letter of Credit from the Escrow Account to Conning. In the event of such a dispute prior to such fifth anniversary, the Members (other than Conning Corporation) shall either:
(a) cause the Individual Members' Letter of Credit to be extended in accordance with its terms or (b) cause a replacement letter of credit, substantially in the form of the Individual Members' Letter of Credit, in an amount which is reasonably necessary to satisfy such dispute (as determined by Buyer and Seller) (the "Post Five Year Retained Amount," and together with the Post Two Year Retained Amount, the "Disputed Amounts") to be deposited in the Escrow Account, and (in the case of clause (b) above) the Escrow Agent shall release the original Individual Members' Letter of Credit from the Escrow Account to Seller. The Escrow Agent shall retain in the Escrow Account any substitute (or extended) letter of credit until the Escrow Agent receives mutual instructions pursuant to
Section 6(a) or an order of a court of competent jurisdiction. Buyer and Seller shall negotiate in good faith to promptly resolve their differences.

     If such replacement or extended letter of credit is not so deposited in the Escrow Account, for whatever reason, at least 10 days prior to the expiration date of either the Conning Letter of Credit or the Individual Members' Letter of

Credit, as applicable, Escrow Agent shall release the Conning Letter of Credit or the Individual Members' Letter of Credit, as applicable, from the Escrow Account to Buyer in order to permit Buyer to make a drawdown on such letter of credit for the applicable Disputed Amount. Immediately after such drawdown, Buyer shall deposit such Disputed Amount in the Escrow Account, and the Escrow Agent shall retain in the Escrow Account any such Disputed Amount until the Escrow Agent receives mutual instructions pursuant to Section 6(a) or an order of a court of competent jurisdiction.

     (f) Partial Release.

          (i) In the event that less than all of the Deposited Shares, or less than all of any other securities constituting Escrowed Assets, is to be released to Buyer from the Escrow Account in accordance with Sections 6(a),
     (b), (c), or (d), Seller and Buyer shall cause to be issued, and deposited into the Escrow Account, certificate(s) representing the rest of the Deposited Shares and/or such other securities, and execute applicable stock powers and/or assignments, in exchange for, and as a concurrent condition to, the release of the certificate(s) being released to Buyer.

          (ii) In the event that less than the full amount of a Letter of Credit is to be paid to Buyer in accordance with Sections 6(a), (c) or (e), Seller shall deposit into the Escrow Account the replacement letter of credit substantially in the form of the Letters of Credit for the remaining amount of such Letter of Credit issued to it by the issuing bank for the Letter of Credit, in exchange for, and as a concurrent condition to the release of, such Letter of Credit. Buyer shall only draw down on a Letter of Credit for an amount which is determined in accordance with Section 6(a), (c) or (e), and Buyer shall deliver to Seller a copy of its draw down notice to the issuing bank as a concurrent condition to the release of such Letter of Credit.

     (g) Payments. All payments shall be made by wire transfer of immediately available funds to the account specified by such payee; provided that the payee receiving such immediately available funds may opt in writing to receive securities from the Escrow Account rather than immediately available funds. If securities are to be delivered to any payee, then appropriate delivery instructions shall be delivered to the Escrow Agent by such payee not less than three business days be-fore such payment is made. In the event that it is necessary for the Escrow Agent to liquidate securities other than the Deposited Shares in the Escrow Account in order to make a payment pursuant to this Section 6, the Escrow Agent shall notify Buyer and Seller thereof in writing. Promptly upon receipt of such written notice, Buyer and Seller shall mutually select the requisite amount of securities to be liquidated and notify the Escrow Agent of the identity of such securities in writing. Upon receipt of such notice, the Escrow Agent shall deliver such security or securities to Broker, and Broker shall liquidate such security or securities and promptly deliver the cash proceeds therefrom to the Escrow Agent. Any cash resulting from such liquidation which exceeds the amount of the payment to be made pursuant to this Section 6(g) may be invested pursuant to the provisions of Section 5(d). All wire transfers of immediately available funds shall be made to the accounts specified by Buyer and Seller in writing as soon as practicable after Closing or to such other accounts specified by Buyer or Seller, as the case may be, in accordance with Section 10. For the avoidance of doubt, unless otherwise indicated in writing, all releases of Escrowed Assets will be made in accordance with the wire instructions specified by Buyer and Seller.

     (h) In the event that any interest, dividend or other distribution in respect of any Escrowed Assets is paid in cash or other property (but not in additional securities of the same kind) (a "Taxable Distribution"), Seller shall be entitled to receive such portion of such Taxable Distribution as is not greater than the amount actually required by Seller for it or the Members to pay income taxes in respect of such Taxable Distribution. In such case, Seller shall give notice to the Escrow Agent of the amount so required and the Escrow Agent shall release from the Escrow Account such amount (which shall in no event exceed the amount of such Taxable Distribution).

     (i) Neither Buyer nor Seller shall direct a release of the Escrowed Assets in a manner inconsistent with the terms of this Agreement or the Purchase Agreement.

     (j) Any release of Deposited Shares shall be accompanied by a release of the relevant stock power.

     7. Responsibility of Escrow Agent.

     (a) The duties and obligations of the Escrow Agent hereunder shall be governed solely by the provisions of this Agreement, and the Escrow Agent shall have no duties other than the duties expressly imposed herein and shall not be required to take any action other than in accordance with the terms hereof. The Escrow Agent shall not be required to expend or risk any of its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder. The Escrow Agent shall not be charged with the knowledge of any agreement, including the Purchase Agreement, other than this Escrow Agreement.

     (b) The Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part.

     (c) The Escrow Agent does not have any interest in the Escrowed Assets deposited hereunder but is serving as escrow holder only and having only possession thereof. Buyer and Seller shall pay or reimburse the Escrow Agent upon request for any transfer taxes. Seller shall pay all income taxes relating to the Escrowed Assets incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. Any payments of taxable income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. Seller will provide within ten (10) days of the date hereof the Escrow Agent with appropriate W-9 forms for tax I.D. number certifications, or W-8 forms for non-resident alien certifications. This paragraph shall survive notwithstanding any termination of this Agreement or the resignation or removal of the Escrow Agent.

     (d) If any fees under Section 9 hereof or obligations under Section 8 hereof (which indemnification obligations are (i) determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal or (ii) settled by written agreement among the parties) owed to Escrow Agent or its counsel hereunder are not promptly paid when due, Escrow Agent may, upon 10 business days' written notice to both Buyer and Seller, reimburse itself therefor from the Escrowed Assets and may sell, convey or otherwise dispose of any Escrowed Assets for such purpose. The Escrow Agent may in its sole discretion withhold from any distribution of Escrowed Assets an amount of Escrowed Assets it believes would, upon sale or liquidation, produce proceeds equal to any unpaid amounts to which Escrow Agent is entitled hereunder.

     (e) The Escrow Agent may consult with legal counsel chosen by it with reasonable care in performing its duties hereunder and shall be fully protected in any action taken in accordance with the advice of such counsel.

     (f) In no event shall the Escrow Agent be liable for consequential, incidental or punitive damages.

     8. Indemnification of Escrow Agent. Buyer, Seller and the Members shall be liable for and shall reimburse and indemnify Escrow Agent (and any predecessor Escrow Agent) and hold Escrow Agent harmless from and against any and all claims, losses, actions, liabilities, costs, damages or expenses (including reasonable attorneys' fees and expenses) (collectively "Losses") arising from or in connection with its administration of this Agreement; provided, however, that nothing contained herein shall require Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct. This paragraph shall survive the resignation or termination of this Escrow Agreement or the removal of the Escrow Agent.

     9. Fees of Escrow Agent. The Escrow Agent shall be paid a fee as shown on
Schedule I, payable upon execution of this Agreement and thereafter on each anniversary date of this Agreement, and shall be reimbursed for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable attorneys' fees and expenses). The fees and expenses of the Escrow Agent and any indemnification obligations under Section 8 (but excluding the cost of any taxes referred to in Section 7(c)) shall be paid one-half by Buyer and one-half by Seller and the Members (the liability of Seller and the Members for their one-half being joint and several), such one-half to be billed to Seller.

     10. Notices and Communications. All notices, demands and other communications hereunder shall be in writing, and shall be deemed to have been duly given (1) if delivered by hand to a party at the address specified below, upon delivery to a person authorized to receive mail for such party at such address, (2) if sent by overnight courier to the address specified below, on the next business day, (3) if mailed to the address specified below by certified mail, return receipt requested, postage prepaid, on the fifth business day following deposit in the mails, or (4) if sent by facsimile, upon receipt of telephonic confirmation of receipt of the facsimile:

                  If to Seller or any of the Members, to:

                           Hales Capital Advisors, L.L.C.
                           1011 Lake Street
                           Suite 425
                           Oak Park, IL  60301
                           Telephone No:  (708) 358-1100
                           Facsimile No.:  (708) 358-1145
                           Attention:  Jeffery B. Cappel

                  with a copy to:

                           Orrick Herrington & Sutcliffe, LLP
                           400 Sansome Street
                           San Francisco, CA  94111-3143
                           Telephone No.:  (415) 392-1123
                           Facsimile No:  (415) 773-4283
                           Attention:  Steven C. Malvey, Esq.

                  If to Buyer, to:

                           Hales & Company Inc.
                           c/o Arch Capital Group Ltd.
                           20 Horseneck Lane
                           Greenwich, Connecticut  06830
                           Telephone No.:  (203) 862-4300
                           Facsimile No.:  (203) 861-7240
                           Attention:  Peter A. Appel

                  with a copy sent contemporaneously to:

                           Cahill Gordon & Reindel
                           80 Pine Street
                           New York, New York  10005
                           Telephone No.:  (212) 701-3000
                           Facsimile No.:  (212) 269-5420
                           Attention:  Immanuel Kohn

                  If to the Escrow Agent, to:

                           State Street Bank and Trust Company
                           225 Asylum Street
                           Hartford, CT  06103
                           Telephone No.:  (860) 244-1827
                           Facsimile No.:  860-244-1881
                           Attention:  D. Johnson/Corporate Trust/Arch-Hales
                                       Escrow
or to such other address as such party shall designate by written notice to the other parties hereto.

     11. Term; Amendment; Assignment. This Agreement shall continue in full force and effect until all of the Escrowed Assets have been released from the Escrow Account in accordance with Section 6. This Agreement may be amended only by a written instrument signed by all of the parties hereto and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary in the foregoing, Seller and the Members shall be permitted to assign its right to receive any Escrowed Assets released in accordance with Section 6.

     12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

     13. Successor Escrow Agent.

     (a) Buyer and Seller may remove Escrow Agent at any time by giving to Escrow Agent thirty (30) calendar days' prior notice in writing signed by both Buyer and Seller. Escrow Agent may resign at any time by giving Buyer and Seller thirty (30) calendar days' prior written notice thereof. Such resignation shall be effective upon appointment of a successor escrow agent pursuant to this
Section 13.

     (b) Within thirty (30) calendar days after giving the foregoing notice of removal to Escrow Agent or receiving the foregoing notice of resignation from Escrow Agent, Buyer and Seller shall jointly agree on and appoint a successor Escrow Agent, and provide written notice of such to the resigning Escrow Agent. If a successor Escrow Agent has not accepted such appointment by the end of such 30-day period, Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys' fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid by, and be deemed a joint and several obligation of, Buyer and Seller. In the event of any such resignation or removal, the Escrow Agent shall have no further obligation with respect to the Escrowed Assets.

     14. Entire Agreement. This Agreement and, in the case of Buyer and Seller but not the Escrow Agent, together with the Asset Purchase Agreement (including the attachments thereto), contains the entire agreement and understanding of the parties with respect to the transactions contemplated hereby. No prior agreement, either written or oral, shall be construed to change, amend, alter, repeal or invalidate this Agreement.

     15. Representations of Buyer and Seller. Each of Buyer and Seller hereby represents and warrants (a) that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Agreement by it does not and will not violate any applicable law or regulation.

     16.Governing Law. This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules of the State of New York).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                               BUYER:

                               HALES & COMPANY INC.


                               By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                               SELLER:

                               HALES CAPITAL ADVISORS, L.L.C.


                               By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                               ESCROW AGENT:

                               STATE STREET BANK AND TRUST
                               COMPANY


                               By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                               MEMBERS:


                               ---------------------------------
                               William Weiland, Individually and as Trustee of the William S. Weiland Revocable Trust dated November 4, 1996


                               ---------------------------------
                               Jeffery B. Cappel

                               ---------------------------------
                               Vincent H. Trapani, Individually and as Trustee of the Vincent H. Trapani Living
                               Revocable Trust dated January 7, 1998


                               ---------------------------------
                               Gordon G. Pratt


                               CONNING CORPORATION



                               By:      _________________________
                                        Name:
                                        Title:

                                                                       Exhibit A

                      REQUIREMENTS FOR LETTERS OF CREDIT

     All Letters of Credit shall satisfy the following requirements:

     o The Letters of Credit shall be clean, irrevocable and unconditional standby letters of credit issued for the sole benefit of Buyer.

     o The Letters of Credit shall continue to be in full force and effect through the fifth anniversary of the Closing Date, in the case of the Individual Members' Letter of Credit, and the second anniversary of the Closing Date, in the case of the Conning Letter of Credit, in either case, unless the full amounts thereof have been paid to Buyer or the Letters of Credit are extended in accordance with their terms.

     o The Members (other than Conning Corporation) agree to pay all fees and expenses in connection with the Individual Members' Letter of Credit, and to cause the Individual Members' Letter of Credit to comply with the second paragraph of this exhibit.

     o Conning Corporation agrees to pay all fees and expenses in connection with the Conning Letter of Credit, and to cause the Conning Letter of Credit to comply with the second paragraph of this exhibit.

                                                                       Exhibit B

                          FORM OF EXCHANGE INSTRUCTION

                         Hales Capital Advisors, L.L.C.
                                1011 Lake Street
                                    Suite 425
                               Oak Park, IL 60301
                          Telephone No: (708) 358-1100
                          Facsimile No.: (708) 358-1145


                                                                          [Date]

State Street Bank and Trust Company
225 Asylum Street
Hartford, CT  06103
Telephone No.:  (860) 244-1827
Facsimile No.:  860-244-1881
Attention:  D. Johnson/Corporate Trust/Arch-Hales Escrow

Hales & Company Inc.
c/o Arch Capital Group Ltd.
20 Horseneck Lane
Greenwich, Connecticut  06830
Telephone No.:  (203) 862-4300
Facsimile No.:  (203) 861-7240
Attention:  Peter A. Appel

                      Re: Exchange Instruction Pursuant to Section 4 of the Arch/Hales Escrow Agreement dated as
                             of November   ,2000 (the "Escrow Agreement")

     Reference is hereby made to the Escrow Agreement and all capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Escrow Agreement.

     Pursuant to the Change of Control which occurred on [date of Change of Control], we hereby request that [number of exchanged shares] Deposited Shares be exchanged for cash in accordance with the provisions of Section 4 of the Escrow Agreement.

     The effective date of this exchange shall be the date hereof. Each of the above-specified number of Deposited Shares will be exchanged for $[ ] per share, which we hereby certify to you as the average of the high and low sales prices of the Common Stock as reported on the Nasdaq National Market on the effective date of the exchange. The cash amount exchanged pursuant to this Exchange Instruction and Section 4 of the Escrow Agreement will be paid into the Escrow Account by wire transfer of immediately available funds to the account specified by you in the attached acknowledgment of this Exchange Instruction on [ ].

     Please deliver the certificate representing the above-specified number of Deposited Shares along with the stock power for such certificate to us upon receipt of such cash amount.

                                   Sincerely,

                                   Hales Capital Advisors, L.L.C.


                                   By:
                                          -------------------------------------
                                          Name:
                                          Title:

Please acknowledge receipt hereof and indicate the account to which the cash amount described above should be delivered by signing below:

Specified Account Information:

Name on Account:
                   -----------------------------------
Account Number:
                   -----------------------------------


Acknowledge and Accepted by:

State Street Bank and Trust Company



By:
       -------------------------------------
       Name:
       Title:

                                                                       Exhibit B


                       ASSIGNMENT AND ASSUMPTION AGREEMENT


     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is made and entered into as of the 1st day of November, 2000 (the "Closing Date"), by and among Arch Capital Group Ltd., a Delaware corporation ("Buyer"), and Hales Capital Advisors, LLC, an Illinois limited liability company ("Seller").

                              W I T N E S S E T H :

     WHEREAS, Seller owns a limited liability company interest (the "Interest") in Distribution Investors, LLC, a Delaware limited liability company (the "General Partner");

     WHEREAS, Seller and Buyer are parties to an Asset Purchase Agreement, dated as of the Closing Date (the "Asset Purchase Agreement"), pursuant to which, among other things, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Interest pursuant to the terms of this Agreement; and

     WHEREAS, Seller desires to sell the Interest to Buyer and Buyer desires to purchase the Interest on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

     Section 1. Assignment. In consideration of the delivery by Buyer of the Purchase Price (as defined in the Asset Purchase Agreement), the assumption by Buyer of the obligations described in Section 2 hereof and certain other consideration set forth in the Asset Purchase Agreement, Seller hereby assigns, transfers, sells and conveys to Buyer all of Seller's rights, title and interest in, to and under the Interest.

     Section 2. Assumption. Buyer hereby assumes the performance of all of the covenants and obligations of Seller in connection with the Interest under the Limited Liability Company Agreement of the General Partner, dated as of May 8, 2000 (the "LLC Agreement"), and under the Subscription Agreement dated November 1, 2000 between Buyer and the General Partner (the "Subscription Agreement"), including without limitation the obligation to make capital contributions pursuant to the terms of such LLC Agreement, all with the same force and effect as if the Buyer had signed such LLC Agreement and such

Subscription Agreement originally instead of Seller with respect to the Interest being acquired by Buyer hereby. Buyer hereby agrees that the covenants and obligations herein assumed by Buyer shall inure jointly and severally to the benefit of Seller and the General Partner.

     Section 3. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer as follows:

     (a) Organization and Authorization; Binding Obligations. Seller is a limited liability company duly and validly organized and existing in good standing under the laws of the State of Illinois. Seller has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Seller, and this Agreement constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms except to the extent that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application pertaining to or affecting the rights and remedies of creditors, and (ii) general principles of equity.

     (b) Absence of Liens. Seller owns the Interest free and clear of all liens, charges, restrictions, claims, or other encumbrances of any nature whatsoever (except for restrictions imposed pursuant to the LLC Agreement), and the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation of any such lien, charge, restriction, claim, or other encumbrance upon the Interest.

     (c) No Violation of Law, etc. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby (i) does not require any authorization or approval by, or filing with, any governmental authority or regulatory body, (ii) does not violate any existing provision of any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority applicable to Seller, (iii) does not violate, conflict with or constitute a default under any provision of Seller's Certificate of Formation or the LLC Agreement and (iv) does not conflict with, will not result in a breach of or constitute a default or require any approval, filing, authorization or consent under the terms of any agreement, indenture, mortgage, deed of trust, lease, guaranty or any other instrument or agreement to which Seller is a party or by which Seller or its assets may be bound or to which Seller or its assets may be subject.

     (d) Investment Intent. Seller is purchasing the Shares for its own account for investment only and not with a view to resell or otherwise distribute such Shares in contravention of the provisions of state or federal securities laws.

     (e) Restricted Securities. Seller understands that the Shares, or any part thereof, may not be sold, transferred or otherwise disposed of without registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption therefrom, and that in the absence of an effective registration statement covering such Shares or an available exemption from registration under the 1933 Act, such Shares must be held indefinitely. Seller will not offer, sell, transfer or otherwise dispose of any of the Shares except pursuant to an available exemption from registration under the 1933 Act, the rules and regulations of the Securities and Exchange Commission, and applicable state law.

     (f) Experience. Seller has such knowledge and experience in financial, tax and business matters and in making investments of this type that it is capable of evaluating the merits and risks of purchasing the Shares. Seller is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. Seller is able to bear the economic risk of an investment in the Shares and can afford complete loss of such investment.

     (g) Exchanges. The transfer of the Interest will not be effected on or through (A) a U.S. national, regional or local securities exchange, (B) a foreign securities exchange or (C) an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers (including, without limitation, Nasdaq).

     (h) Brokers. Seller is not, and the transfer of the Interest will not be made by, through or on behalf of (A) any person, such as a broker or a dealer, making a market in interests in the General Partner, or (B) any person who makes available to the public bid or offer quotes with respect to interests in the General Partner.

     (i) No Distributions. Seller has not received any distributions of any kind from the General Partner with respect to the Interest.

     Section 4. Covenants of Seller.

     (a) Future Receipts. In the event that any amounts, whether in cash or in kind, which relate to the Interest are received on or after the Closing Date by Seller or on its behalf, Seller shall promptly transfer or cause such amounts to be immediately transferred to Buyer.

     (b) Taxes. Seller shall file all tax returns as it may be required to file under applicable law, including any amended returns, consistent with there being a transfer of the Interest to Buyer, in accordance with Section 1 hereof, on the Closing Date.

     (c) Delivery of Related Documents. After the Closing Date, Seller shall promptly deliver to Buyer copies of all material documents relating to Seller's ownership of the Interest to the extent Buyer reasonably so requests.

     (d) Correspondence. After the Closing Date, Seller shall promptly forward to Buyer any correspondence or notices received by Seller with respect to the Interest.

     (e) Further Assurances. Seller shall promptly execute and deliver all documents, including partnership certificates, if any, and related transfer documents, and take all actions reasonably requested by Buyer in order to effect or evidence the assignment and assumption described in this Agreement, to satisfy all of Seller's obligations under the LLC Agreement with respect to the transfer of the Interest to Buyer, and to cause Buyer to be admitted as a substituted member in the General Partner, pursuant to the LLC Agreement.

     Section 5. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller as follows:

     (a) Organization and Authorization; Binding Obligations. Buyer is a corporation duly and validly organized and existing in good standing under the laws of the State of Delaware and has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Buyer, and this Agreement constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms except to the extent that such enforceability may be limited by

(i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application pertaining to or affecting the rights and remedies of creditors, and (ii) general principles of equity.

     (b) No Violation of Law, etc. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the sale, issuance and delivery of the Shares (i) does not require any authorization or approval by, or filing with, any governmental authority or regulatory body, (ii) does not violate any existing provision of any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority applicable to Buyer, (iii) does not violate, conflict with or constitute a default under any provision of Buyer's Certificate of Incorporation or By-laws and (iv) does not conflict with, will not result in a breach of or constitute a default or require any approval, filing, authorization or consent under the terms of any agreement, indenture, mortgage, deed of trust, lease, guaranty or any other instrument or agreement to which Seller is a party or by which Buyer or its assets may be bound or to which Buyer or its assets may be subject.

     (c) Investment Intent. Buyer is purchasing the Interest for its own account for investment only and not with a view to resell or otherwise distribute such Interest in contravention of the provisions of state or federal securities laws.

     (d) Restricted Securities. Buyer understands that the Interest, or any part thereof, may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering such Interest or an available exemption from registration under the 1933 Act, such Interest must be held indefinitely. Buyer will not offer, sell, transfer or otherwise dispose of any part of the Interest except pursuant to an available exemption from registration under the 1933 Act, the rules and regulations of the Securities and Exchange Commission, and applicable state law.

     (e) Experience. Buyer has such knowledge and experience in financial, tax and business matters and in making investments of this type that it is capable of evaluating the merits and risks of purchasing the Interest. Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. Buyer is able to bear the economic risk of an investment in the Interest and can afford complete loss of such investment.

     (f) Exchanges. The transfer of the Interest will not be effected on or through (A) a U.S. national, regional or local securities exchange, (B) a foreign securities exchange or (C) an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers (including, without limitation, Nasdaq).

     (g) Brokers. Buyer is not, and the transfer of the Interest will not be made by, through or on behalf of (A) any person, such as a broker or a dealer, making a market in interests in the General Partner, or (B) any person who makes available to the public bid or offer quotes with respect to interests in the General Partner.

     Section 6. Covenants of Buyer.

     (a) Subscription. Effective as of the Closing Date and as a condition to the closing of this Agreement, Buyer shall execute and deliver to the Managing Member of the General Partner a Subscription Agreement in form acceptable to the Managing Member.

     (b) Taxes. Buyer shall file all tax returns, including amended returns, consistent with there being a transfer of the Interest to Buyer on the Closing Date.

     (c) Further Assurances. Buyer shall promptly execute and deliver all documents and take all actions reasonably requested by Seller in order to effect or evidence the assignment and assumption described in this Agreement.

     Section 7. General Provisions.

     (a) Acknowledgment, Undertakings and Waiver. Each of the parties hereto, recognizing the intent of the parties to effect a transfer of the Interest, in its entirety, from Seller to Buyer on the Closing Date, hereby agrees, after the Closing Date, (i) to treat the Interests, and all underlying assets and interests, as owned by Buyer, (ii) to take reasonable steps to cause the transfer of the underlying assets and interests from Seller to Buyer and to cause Buyer's assumption of the obligations relating thereto, (iii) to report, for tax purposes and otherwise, all distributions and transfers of the Interests and the underlying Interests and all dividends and similar payments with respect thereto as belonging to Seller prior to the Closing Date and to Buyer thereafter, and (iv) to make and/or transfer or deliver all payments received by it in accordance with the foregoing.

     (b) Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing signed by the parties hereto.

     (c) Waiver. Any term or provision of this Agreement may be waived in writing at any time by the party entitled to the benefits thereof. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any singular or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     (d) Entire Agreement. This Agreement, together with any consent, transfer agreement, assignment, assumption or similar document required by the General Partner (collectively, the "Consents"), represents the entire understanding of the parties with reference to the transactions set forth herein and supersedes all prior negotiations, discussions, correspondence and communications between the parties relating to the subject matter hereof. In the event of any conflict between the terms of this Agreement and the terms of any Consent, the former shall govern the rights and obligations of Buyer and Seller.

     (e) Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be modified rather than voided in order to achieve the intent of the parties to the fullest extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the fullest extent possible.

     (f) Expenses. All costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated hereby shall be paid by the parties incurring such costs and expenses.

     (g) Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware without regard to its conflicts of law principles.

     (h) Execution in Counterparts; Effectiveness of Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

                                ARCH CAPITAL GROUP LTD.:


                                By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                HALES CAPITAL ADVISORS, LLC:


                                By:
                                       -------------------------------------
                                       Name:
                                       Title:

CONSENT AND WAIVER OF GENERAL PARTNER:

     The General Partner hereby consents to the transfer of the Interest by Seller to Buyer as set forth in this Agreement and to the admission of Buyer as a Substituted Member of the General Partner, succeeding to all of the rights and liabilities of the Seller in respect of the Interest, effective as of the Closing Date. The General Partner hereby waives any requirement for delivery of a written opinion of legal counsel regarding such transfer.

     The General Partner further hereby agrees to consent to the transfer of the interest by Buyer to Arch Capital Group Ltd., a Bermuda company ("Arch Bermuda"), or any of Arch Bermuda's subsidiaries, provided that such transfer would not violate Section 11.2.3 or 11.2.4 of the LLC Agreement.

DISTRIBUTION INVESTORS, LLC:


By:
         ------------------------------------
         Name:
         Title:

CONSENT OF MEMBERS OF GENERAL PARTNER:

     Pursuant to Section 11.2.7.1 of the LLC Agreement, each of the undersigned, as a member of the General Partner, hereby consent to the transfer of the Interest by Seller to Buyer as set forth in this Agreement.


                                ------------------------------------------------
                                Gordon G. Pratt


                                ------------------------------------------------
                                Jeffrey B. Cappel


                                ------------------------------------------------
                                Vincent H. Trapani


                                ------------------------------------------------
                                William S. Weiland
                                Hales Capital Advisors, LLC


                                By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                Conning & Company


                                By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                DCHC, LLC


                                By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                                                       Exhibit F


                           Distribution Investors, LLC

                             Subscription Agreement

To:      Distribution Investors, LLC (the "General Partner")
         6 Crosswood Road
         Farmington, CT  06032

Dear Sir or Madam:

     Reference is made to the Confidential Offering Memorandum issued May 1999 regarding Distribution Partners Investment Capital, L.P. (the "Partnership") (together with any supplements called the "Offer Memorandum"), the Limited Partnership Agreement of the Partnership (the "Partnership Agreement") and the Limited Liability Company Agreement of the General Partner (the "GPLLC Agreement") heretofore furnished to the undersigned with respect to the offering of Member Interests in the General Partner. Capitalized terms used but not specifically defined herein shall have the respective meanings given them in the Partnership Agreement.

     The undersigned subscribing investor (the "Investor") hereby agrees as follows:

     14. Subscription for a Limited Partnership Interest.

     (a) Purchase of Interests. Subject to the terms and conditions set forth in this Subscription Agreement and in the GPLLC Agreement, the Investor agrees to:
(i) purchase from the General Partner the Member Interest (the "Interest") in the General Partner set forth on the signature page below at a purchase price equal to 100% of such amount, payable in the manner and at the times provided in the GPLLC Agreement; (ii) to become a party to the GPLLC Agreement; and (iii) to become a Member of the General Partner.

     (b) Access to Information. It is understood that all materials pertaining to this investment have been made available for inspection by the Investor and representatives of the Investor and that the books and records of the Partnership will be available, upon reasonable notice, for inspection by the Investor during normal business hours at its principal office in accordance with the Partnership Agreement.

     (c) Acceptance or Rejection. This subscription for the Interest by the Investor is and shall be irrevocable but is not binding upon the General Partner unless and until accepted in writing by the General Partner in accordance with the terms set forth herein. The General Partner in its sole discretion may accept or reject in its sole discretion all or any portion of the Investor's Interest amount set forth on the signature page hereto.

NOTE: Each Investor must provide complete information and sign each of Exhibit A
      (Accredited Investor Status), Exhibit B (Qualified Purchaser Status) and Exhibit C (NASD Status Matters).

     15. Representations of the Investor. Each of the Subscription Agreement and the GPLLC Agreement is valid, binding and enforceable against the undersigned in accordance with its terms. If a natural person, the undersigned is 21 years of age or over. If a corporation, limited liability company, partnership, trust or other entity, the undersigned is authorized, empowered and qualified to execute this Subscription Agreement and to make an investment in the General Partner as herein qualified. The Investor learned of the opportunity to invest in the General Partner through communications made by or on behalf of the General Partner (or its authorized representative) and/or through the Investor's existing relationship with the General Partner and its affiliates apart from the Partnership. The Investor is making its investment decision with respect to the General Partner based exclusively upon the Offer Memorandum, this Subscription Agreement, the Limited Partnership Agreement and the GPLLC Agreement (collectively, the "Offering Materials") and that the Investor is not relying or making any investment decision based upon information from any other source except from those persons authorized on behalf of the General Partner to give information and make representations in respect of the Partnership, the General Partner and the offering of the Interest.


The Investor hereby further represents and warrants to the Partnership and to the General Partner as follows:

     (a) Offer Materials; Suitability. THE INVESTOR HAS READ CAREFULLY AND UNDERSTANDS THE OFFERING MATERIALS AND HAS CONSULTED ITS OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISER WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR THE INVESTOR. THE INVESTOR FIRST LEARNED OF THE OFFER OF THE INTEREST BY MEANS OF THE OFFER MATERIALS, AND IS NOT BASING ITS DECISION OR RELYING UPON ANY OTHER INFORMATION IN ANY ARTICLE OR COMMUNICATION IN ANY OTHER

PUBLISHED OR BROADCAST FORM, EXCEPT FOR THE OFFERING MATERIALS. ANY SPECIFIC ACKNOWLEDGMENT SET FORTH BELOW WITH RESPECT TO ANY STATEMENT CONTAINED IN THE OFFERING MATERIALS SHALL NOT BE DEEMED TO LIMIT THE GENERALITY OF THIS REPRESENTATION AND WARRANTY.

     (b) Opportunity to Verify Information. The Investor acknowledges that representatives of the General Partner have made available to the Investor, during the course of this transaction and prior to the purchase of any Interests, the opportunity to ask questions of and receive answers from them concerning the terms and conditions of the offering described in the Offering Materials, and to obtain any additional information necessary to verify the information contained in the Offering Materials or otherwise relative to the proposed activities of the Partnership and the General Partner.

     (c) Purchase for Investment. The Investor agrees and acknowledges that: (i) the Investor must bear the economic risk of its investment until the termination of the General Partner; that the Interest has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, cannot be resold or otherwise disposed of unless it is subsequently registered under the Securities Act or unless an exemption from such registration is available; (ii) the General Partner is not being registered as an "investment company" as the term "investment company" is defined in Section 3(a) of the United States Investment Company Act of 1940, as amended (the "Investment Company Act"); (iii) the Investor is purchasing the Interest for its own account and without a view towards distribution thereof; (iv) the Investor agrees not to resell or otherwise dispose of all or any part of the Interest purchased by the Investor, except as permitted by law, including, without limitation, any and all applicable provisions of the GPLLC Agreement and any regulations under the Securities Act; (v) the transfer of the Interest and the substitution of another Member for the Investor are restricted by the terms of the GPLLC Agreement; (vi) the Member does not have any intention of registering the General Partner as an "investment company" under the Investment Company Act or of registering the Interest under the Securities Act or of supplying the information which may be necessary to enable the Investor to sell the Interest, except upon a request in compliance with Rule 144A(d)(4)(i); and (vii) Rule 144 under the Securities Act may not be available as a basis for exemption from registration of any Interest. There is no public or other market for the Interest, and it is not anticipated that such a market will ever develop. For the foregoing reasons, an Investor will be required to retain ownership of the Interest and bear the economic risk of this investment for an indefinite period.

     (d) Full Contribution. The Investor understands that, except as otherwise provided in the GPLLC Agreement, the Investor may not make less than the full amount of any required capital contribution, and that default provisions with respect thereto pursuant to which the Investor may lose a material portion of its investment in the General Partner are contained in the GPLLC Agreement.

     (e) Investment Objectives; No Liquidity. The purchase of the Interest by the Investor is consistent with the general investment objectives of the Investor. The Investor has no need for liquidity in connection with its purchase of the Interest.

     (f) Applicable Securities Laws. The Investor received the Offering Materials and first learned of the Partnership and the General Partner in the state listed as the address of the Investor set forth on the Investor's signature page hereto, and intends that the state securities laws of that state alone shall govern this transaction.

     (g) Investment Purpose. If the Investor is a corporation, trust, partnership or other organization, it was not organized for the specific purpose of acquiring the Interest and has the requisite power and authority to execute and deliver this Subscription Agreement and the GPLLC Agreement and such execution and delivery does not violate, or conflict with, the terms of any agreement or instrument to which the Investor is a party or by which it is bound.

     (h) Knowledge and Experience. The Investor and its purchaser representative (if any) currently have, and (unless the Investor has a purchaser representative) the Investor had immediately prior to receipt of any offer regarding the General Partner, such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the General Partner.

     (i) Purchaser Representative. If the Investor has utilized a purchaser representative, the Investor has previously given the General Partner notice in writing of such fact, specifying that such representative would be acting as the Investor's "purchaser representative" as defined in Rule 501(h) of Regulation D under the Securities Act.

     (j) No View to Tax Benefits. The Investor is not acquiring the Interest with a view to realizing any benefits under United States federal income tax laws, and no representations have been made to the Investor that any such benefits will be available as a result of the Investor's acquisition, ownership or disposition of the Interest.

     (k) No Borrowings. The Investor has not borrowed any portion of its contribution to the General Partner, either directly or indirectly, from the Partnership, the General Partner, or any affiliate of the foregoing.

     (l) No Investment Company; No RIA. The undersigned Investor understands that the General Partner will not be registered as an investment company under the Investment Company Act and that neither the General Partner nor its managers or members nor any other person or entity selected by the General Partner to act as agent of the General Partner with respect to managing the affairs of the General Partner will be registered as an investment adviser under the Investment Advisers Act; and accordingly, the provisions of such regulations will not be available to the Investor.

     (m) No Prior Operations History. The undersigned Investor is aware that:
(i) the General Partner has no financial operating history; (ii) the General Partner or another person or entity selected by the General Partner (which may be a member or affiliate thereof) will receive substantial compensation in connection with the management of the Partnership; (iii) no federal, state, local or foreign agency has passed upon the Interest or made any finding or determination as to the fairness of this investment; (iv) the undersigned is not entitled to cancel, terminate or revoke this subscription or any of the powers conferred herein; and (v) investment returns set forth in the Offer Memorandum or in any supplemental letters or materials thereto are not necessarily comparable to the returns, if any, which may be achieved on investments made by the General Partner and the Partnership.

     (n) Accredited Investor and Qualified Purchaser Status.

     (1)One or more of the categories set forth in Exhibit A hereto correctly and in all respects describes the Investor, and the Investor has so indicated by signing on the blank line or lines following a category which so describes it. [Accredited Investor status under Regulation D of the Securities Act]

     (2)One or more of the categories set forth in Exhibit B hereto correctly and in all respects describes the Investor, and the Investor has so indicated by signing on the blank line or lines following a category which so describes it. [Qualified Purchaser status under Investment Company Act]

     (o) Investment Company Act Representations. The Investor acknowledges that the General Partner is being formed so as not to constitute an "investment company" required to be registered under the Investment Company Act, and that such position is based in part upon the Investor's representations set forth in this Agreement and including Exhibits A and B on which the General Partner shall rely. Accordingly, the Investor makes the following representations:

     If the Investor is a corporation, trust, partnership or other organization:

     (1) The Investor was not, or will not be, formed or "recapitalized" (as defined below) for the specific purpose of acquiring the Interest;

     (2) The Investor's stockholders, partners or other beneficial owners have no individual discretion as to their participation or non-participation in the Interest and will have no individual discretion as to their participation or nonparticipation in particular investments made by the General Partner or the Partnership; and

     (3) The Investor has not and will not invest more than forty percent (40%) of its "committed capital" (as defined below) in the Partnership.

For purposes of this Section 2(o), the following definitions shall apply:
"committed capital" includes all amounts which have been contributed to the Investor by its shareholders, partners or other equity holders plus all amounts which such persons remain obligated to contribute to it. The term "recapitalized" shall include new investments made in the Investor solely for the purpose of financing its acquisition of the Interest and not made pursuant to a prior financial commitment.

     (p) ERISA. If the Investor represents or constitutes any employable benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), then:

(i) it has so notified the General Partner of its status as holding plan assets subject to ERISA; (ii) it has received all necessary approvals and instructed any agents or custodians with respect to such plan so as to perform under this subscription; (iii) it confirms that, in respect of the investment decision made by or on behalf of such ERISA Investor, none of the Partnership, the General Partner, or their members, partners, employees or affiliates are or will be deemed to be fiduciaries under ERISA with respect to Investor's Interest in the Partnership; (iv) to the best of its knowledge and based upon the assumption that neither the Partnership nor the General Partner will be treated as not holding "plan assets" by virtue of the "venture capital operating company" or other applicable exemption under the plan assets regulations of ERISA , the Investor's purchase of the Interest and status as a Member in the General Partner does not constitute a non-exempt prohibited transaction under ERISA and related rules; and (v) the Investor has determined that the purchase of the Interest is consistent with and does not conflict with the investment objectives and policies of the Investor.

     (q) Partnership Counsel. The Investor understands and acknowledges that Testa, Hurwitz & Thibeault, LLP represents the Partnership and the General Partner, and not the Investor, in connection with the formation of the Partnership and the General Partner, and that the General Partner expects to retain such legal counsel to represent the Partnership and the General Partner in connection with the management, investment, operations and regulatory matters of the Partnership and the General Partner going forward. Each Investor acknowledges that it may select and retain, at its own expense, separate legal counsel with respect to its investment in the Partnership.

     16. Closing; Capital Contributions.

     (a) Closing. The organizational closing of the General Partner will be held at the offices of the General Partner or counsel to the General Partner (or such other place as the General Partner may determine) at such date as is determined by the General Partner and as to which the General Partner shall give the Investor at least three (3) days' prior notice. At the closing, the General Partner in its sole discretion shall accept or reject the Investor's subscription for the Interest. Following acceptance of this subscription, the General Partner will deliver to the Investor: (i) a counterpart of the GPLLC Agreement, which shall be executed by the Investor and the General Partner and
(ii) a counterpart of this Agreement, executed by the Investor and the General Partner.

     (b) Initial Capital Contribution. Subject to the terms and conditions of the Partnership Agreement, the initial capital contribution for the purchase of the Investor's Interest shall take place on such date and at such place, as shall be selected by the General Partner upon three (3) business days' prior written notice to the Investor. Such initial capital contribution will be in an amount to be determined by the General Partner pursuant to the GPLLC Agreement.

     (c) Additional Capital Contributions. The Investor will make additional capital contributions to the General Partner in accordance with the terms set forth in the GPLLC Agreement.

     17. Agreements with Other Limited Partners. The General Partner represents that each Limited Partner of the Partnership has or will execute and deliver a subscription agreement substantially identical to this Subscription Agreement, in which each such Limited Partner agrees to subscribe for and purchase an interest from the Partnership and makes the same representations and warranties as are made by the Investor in Section 2 hereof, only with changes that are appropriate to reflect the legal form of such Limited Partner and the Investor's purchase of a Member Interest in the General Partner rather than a Limited Partner interest in the Partnership. This Subscription Agreement and such other subscription agreements are sometimes collectively referred to herein as the "Subscription Agreements."

     18. Conditions to Closing. The Investor's obligation to purchase the Interest at the closing is subject to the fulfillment prior to or at the closing, of each of the following conditions:

     18.1 Sale of Interests. The Investor shall have been duly admitted to the General Partner as a Member.

     18.2 Representations and Warranties. The General Partner shall represent and warrant to the Investor that, at the time of the closing:

     (a) Organization and Standing of the Partnership and the General Partner. The Partnership is duly and validly organized and validly existing as a limited partnership under the laws of the State of Delaware and has all requisite power and authority under the Partnership Agreement, its Certificate of Limited Partnership and such laws to conduct its activities as described in the Partnership Agreement. The Gen-eral Partner is duly and validly organized and validly existing as a limited liability company under the laws of the State of Delaware and has all requisite power and authority under its limited liability company agreement, Certificate of Formation and such laws to enter into and carry out the terms of this Subscription Agreement, to conduct its activities as described in the GPLLC Agreement, to admit members to the General Partner and to issue and sell the Interests in the General Partner.

     (b) Execution; Compliance. The execution and delivery of the GPLLC Agreement and the Subscription Agreement do not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Partnership or the General Partner, or result in the creation of any mortgage, lien, encumbrance or charge upon any of the properties or assets of the Partnership or the General Partner. Neither the Partnership nor the General Partner is in violation of any term of its partnership agreement or limited liability company agreement, respectively, or other governing documents or the Subscription Agreements.

     (c) Governmental and Regulatory Approval. Neither the execution and delivery of the Subscription Agreement, nor the offer or sale of the Interests, requires any consent, approval or authorization from, or filing, registration or qualification with, any federal, state or local governmental or regulatory authority (including, without limitation, registration under the Securities
Act), on the part of the Partnership or the General Partner, except for (i) the filing of the Certificate as provided in the Partnership Agreement, (ii) the requisite organizational filings of the General Partner and (iii) compliance by the Partnership and the General Partner with the requirements of any applicable state securities ("Blue Sky") laws (as to which the General Partner covenants to make or cause to be made the appropriate filings within the requisite time periods following the date hereof so as to secure applicable exemptions or otherwise comply with such Blue Sky laws).

     (d) Litigation. There are no actions, proceedings or investigations pending or threatened which have a substantial possibility of resulting in any material adverse change in the business, prospects, condition, affairs or operations of the Partnership or the General Partner or in any material liability on the part of the Partnership or the General Partner.

     (e) Disclosure. Neither the Offer Memorandum, the Subscription Agreement, the Partnership Agreement nor the GPLLC Agreement furnished to the Investor by or on behalf of the General Partner or the Partnership in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they are or were made. The Investor understands and acknowledges that his or its investment in the General Partner shall be subject to the terms and conditions of this Subscription Agreement and the GPLLC Agreement in such final forms as shall be executed by the parties thereto, and as the same may be amended from time to time in accordance with their respective terms. The Investor further understands and acknowledges that certain changes in the terms and conditions of the offering originally set forth in the Offer Memorandum have been modified and certain additional terms may have been accepted by the General Partner as may be reflected in a supplement or supplements to the Offer Memorandum. The Investor acknowledges and agrees that any such modifications to terms or additional terms will be reflected in full in the final execution form of the Partnership Agreement and the GPLLC Agreement, which reflect and state the definitive terms of the Partnership and the General Partner and supersede in their entirety the Offer Memorandum.

     (f) Partnership Liabilities. Except as set forth in the Offering Materials or as otherwise disclosed to the Investor, neither the Partnership nor the General Partner has engaged in any material transactions or does not have any material liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others) and whether due or to become due (other than liabilities and obligations arising out of the offering of the Interests and the transactions referred to herein, including expenses of the offering, legal and accounting fees, and travel and related expenses).

     (g) Sale of the Interests. All action required to be taken by the General Partner and the Partnership as a condition to the sale of the Interest purchased by the Investor has been taken, such Interest will represent a duly and validly created limited liability company interest in the General Partner and the Investor will be a Member of the General Partner entitled to all the benefits, and subject to all the obligations, of a Member under the GPLLC Agreement and the Delaware Limited Liability Company Act.

     (h) Certificate of Formation. The Certificate of Formation for the General Partner has been duly filed for record with the Secretary of State of the State of Delaware.

     (i) Investment Company Act Status. Based in part upon the representations of the Investors contained in the Subscription Agreement, the General Partner is not required to be registered as an Investment Company within the meaning of the Investment Company Act, after giving effect to the transactions contemplated in the Offer Memorandum.

     18.3 Performance of the General Partner. The General Partner shall have performed and complied with all agreements and conditions required by this Subscription Agreement and the GPLLC Agreement to be performed or complied with by them prior to or at the closing and there shall exist no condition or event which constitutes a default under the GPLLC Agreement or which with notice or lapse of time, or both, would constitute such a default.

     18.4 Acceptance; Termination of Obligations. Acceptance will be given to the undersigned either by delivery of this Subscription Agreement signed by the General Partner or by notice of such execution. If so accepted, this Subscription Agreement: (i) will be binding upon the undersigned's heirs, successors, legal representatives and assigns; (ii) may not be canceled, terminated or revoked by the undersigned; and (iii) will be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware). If at the closing the General Partner fails to accept the Investor's subscription or if the closing conditions set forth in this Section 5 are not performed or satisfied (or waived by the Investor) then the Investor, at its election, shall be relieved of any further obligation to subscribe for the Interest.

     19. Expenses. Each party hereto will pay its own expenses relating to this Subscription Agreement and the purchase of the Investor's Interest in the General Partner hereunder.

     20. Amendments. Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated except with the written consent of the Investor and the General Partner.

     21. Rejection of Subscription. The Investor acknowledges that the subscription for the Interest contained herein may be reduced or rejected by the General Partner in its sole discretion at any time prior to the closing.

     22. Power of Attorney. The undersigned hereby constitutes, appoints and grants the General Partner (acting through their authorized individual representatives), with full power to act as its true and lawful representative and attorney-in-fact, in its name, place and stead, to make, execute, sign, acknowledge and deliver, record or file (so long as such person or entity continues to be a general partner of the Partnership):


          (i) any amendment, restatement or modification to or cancellation of the Certificate of Formation;

          (ii) all instruments, documents and certificates which may from time to time be required by any law to effectuate, implement and continue the valid and subsisting existence of the General Partner;

          (iii) any bills of sale or other appropriate transfer documents necessary to effectuate transfers of a Member's interest in the General Partner pursuant to the GPLLC Agreement;

          (iv) all instruments, documents and certificates which may be required to effectuate the dissolution and termination of the General Partner; and

          (v) such other documents or instruments as may be required to effectuate or implement the provisions of the GPLLC Agreement under the laws of any state, the United States, or any other jurisdiction.

The undersigned hereby empowers each attorney-in-fact acting pursuant hereto to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon it shall be exercised, and the conditions, provisions and covenants of any instruments or documents which may be executed by it pursuant hereto; provided, however, that the powers of attorney granted herein shall only be exercised in accordance with the GPLLC Agreement and for the purposes referred to in clauses (i) through (v) above. The powers of attorney granted herein will be deemed to be coupled with an interest, will be irrevocable and will survive the death, incom-petency, disability or dissolution of the undersigned. The powers of attorney granted herein shall not be deemed to constitute a written consent or waiver of the undersigned for purposes of the GPLLC Agreement.

     23. General. This Agreement shall be governed by the laws of the State of Delaware. This Agreement: (i) shall be binding upon the Investor and the legal representatives, successors and assigns of the Investor; (ii) shall survive the admission of the Investor as a Member of the General Partner; and (iii) shall, if the Investor consists of more than one person, be the joint and several obligation of all such persons. Two or more duplicate originals of this Agreement may be executed by the undersigned and accepted by the General Partner, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                       - General Partner Signature Page -

The foregoing Subscription Agreement is hereby accepted by the undersigned as of the date set forth below:

DISTRIBUTION INVESTORS, LLC



By:    ______________________________
       Name:   Gordon G. Pratt
       Title:     Manager Member


                      Date of Acceptance: November 1, 2000

                                 Signature Page

     IN WITNESS WHEREOF, the undersigned has executed this Agreement for the purchase of a member interest (the "Interest") in Distribution Investors, LLC (the "General Partner").




                                                           Arch Capital Group Ltd.
                                                           Print or Type Name of Investor
SUBSCRIPTION                                               [Sign Here]:
Amount of Interest Purchased
                                                           By: ___________________________________________________
$1,300,000.00 ($100,000 of which has already been
funded, for a remaining commitment of $1,200,000)
                                                           -------------------------------------------------------
                                                           (Title, if applicable)

Typed or printed name and address of Investor:             Preferred address for receiving communications (Do
                                                           not complete if already listed in prior column):

_____________________________________________________      ________________________________________________________
_____________________________________________________      ________________________________________________________
_____________________________________________________      ________________________________________________________


Telecopier
No.: ________________________________________________

Social Security or Federal Tax Identification No.:         Type of Entity (e.g., individual, corporation, estate,
                                                           trust, partnership, exempt organization, nominee,
                                                           custodian):
-----------------------------------------------------

                                                           ________________________________________________________
Telephone Number                                           Telecopy Number

_____________________________________________________      ________________________________________________________

                                                           Electronic Mail Address

                                                           ________________________________________________________

                                                                       EXHIBIT A


                         - Accredited Investor Status -

The Investor hereby represents and warrants, as an integral part of the attached Subscription Agreement, that he, she or it is correctly and in all respects described by the category or categories set forth below directly under which the Investor has signed his, her or its name.

     [SIGN OR MARK TO INDICATE THE CATEGORY WHICH DESCRIBES YOU]

A.   United States Persons

____1. The Investor is a natural person whose net worth, either individually or jointly with such person's spouse, at the time of his purchase, exceeds $1,000,000.

____2. The Investor is a natural person who had individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in 1998 and 1997 and reasonably expects to reach the same income level in 1999.

____3. The Investor is a corporation, partnership or other organization described in Section 501(c)(3) of the Internal Revenue Code, or Massachusetts or similar business trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

____4. The Investor is an entity which falls within one of the following categories of accredited investors set forth in Rule 501(a) of Regulation D under the Securities Act ("Regulation D"):

     ______(a) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or a fiduciary capacity.

     ______(b) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ______(c) An insurance company as defined in Section 2(13) of the Securities Act.

     ______(d) An investment company registered under the Investment Company Act of 1940 or as a business development company as defined in Section 2(a)(48) of that Act.

     ______(e) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ______(f) Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such a plan has total assets in excess of $5,000,000.

     ______(g) Any private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

     ______(h) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser acting as a plan fiduciary as defined in Section 3(21) of ERISA.

     ______(i) An employee benefit plan within the meaning of Title I of ERISA with total assets in excess of $5,000,000, whether or not the investment decision regarding this investment was made by a bank, savings and loan association, insurance company or registered investment adviser acting as plan fiduciary.

     _____(j) A self-directed employee benefit plan within the meaning of Title I of ERISA, if investment decisions are made solely by persons that are accredited investors as defined in Rule 501 of Regulation D under the Securities Act.

     _____(k) A trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purpose is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

_____5. The Investor is an entity in which all of the equity owners are accredited investors and described in one or more of the categories set forth in paragraphs 1 through 4 above.

B.   Non-United States Persons

The Investor is a person who/which is not a "United States Person" as described in Rule 902 of Regulation S under the Securities Act and the Investor does not fall within any of the categories set out at items I through 5 of part A above. Please provide a brief description of the non-U.S. Person:

                     ______________________________________
                     ______________________________________
                     ______________________________________

If the Investor is a non-U.S. Person, the Investor represents, warrants and agrees (for the benefit of the Partnership and of any person which participated in the offer or sale of the Investor's Interest) that:

          (i) it is not a U.S. Person and is not acting on behalf of a U.S. Person;

          (ii) it will not sell, assign or otherwise transfer its Interest to any other person without the prior written consent of the General Partner of the Partnership;

          (iii) it will not sell, assign or otherwise transfer its Interest in the United States or to a U.S. Person prior to the date twelve (12) months after completion of the distribution of limited partnership interests in the Partnership (as determined by the General Partner of the Partnership);

          (iv) it will not sell, assign or otherwise transfer its Interest in the United States or to a U.S. Person, notwithstanding the expiration of the twelve-month period described in the preceding subparagraph, unless such sale, assignment or transfer is registered under the Securities Act or unless there is delivered to the General Partner of the Partnership an opinion of counsel satisfactory to the General Partner of the Partnership that such sale, assignment or transfer is exempt from such realstration (the Investor recognizes that the availability of any such exemption would depend upon facts and circumstances existing at the time of such sale, assignment or transfer); and

          (v) it will provide the information and forms requested by the General Partner, including U.S. Tax Form

     Schedule W-8 (foreign status certificate) and Form 1001 (reduced withholding rate certificate), and shall cooperate with the General Partner upon its request in order to maintain appropriate records and provide for withholding amounts, if any, relating to the Investor's Interest in the Partnership, and, further, in the event that Investor fails to provide such information regarding U.S. tax withholding, the General Partner, the Partnership and the other Partners shall have no obligation or liability to the Investor with respect to any U.S. tax matters or obligations which may be assessed against the Investor.

                                      *****

                         - Qualified Purchaser Status -

The Investor hereby represents and warrants, as an integral part of the attached Subscription Agreement, that he, she or it is correctly and in all respects described by the category or categories set forth below directly under which the Investor has signed his, her or its name.

           [MARK BELOW THE CATEGORY OR CATEGORIES WHICH DESCRIBES YOU]

In order to complete the following information, Investors must read Annexes 1 and 2 to this Exhibit B for the definition of "investments" and for information regarding the valuation of "investments," respectively.

Category 1:

The Investor hereby represents and warrants that the Investor is a "qualified purchaser" within the meaning of Section 2(a)(51) of the Investment Company Act and has checked the box or boxes below which are next to the categories under which the Investor qualifies as a qualified purchaser. The Investor agrees to provide such further information and execute and deliver such documents as the General Partner may reasonably request to verify that the Investor qualifies as a "qualified purchaser."

/_/                        (A)              A natural person (including any
                                            person who holds a joint, community
                                            property or other similar shared
                                            ownership interest in the
                                            Partnership with that person's
                                            qualified purchaser spouse) who owns
                                            not less than $5,000,000 in
                                            "investments."

/_/                           (B)           A company, partnership or trust that
                                            owns not less than $5,000,000 in
                                            "investments" and that is owned
                                            directly or indirectly by or for two
                                            or more natural persons who are
                                            related as siblings or spouse
                                            (including former spouses), or
                                            direct lineal descendants by birth
                                            or adoption, spouses of such
                                            persons, the estates of such
                                            persons, or foundations, charitable
                                            or-
                                            ganizations or trusts established
                                            by or for the benefit of such
                                            persons (a "Family Company").

/_/                           (C)           A person or entity, acting for its
                                            own account or the accounts of other
                                            qualified purchasers, who in the
                                            aggregate owns and invests on a
                                            discretionary basis not less than
                                            $25,000,000 in "investments."

/_/                           (D)           A trust that is not covered by (A)
                                            above as to which the trustee or
                                            other person authorized to make
                                            decisions with respect to the trust,
                                            and each settlor or other person who
                                            has contributed assets to the trust,
                                            is a person described in clause (A),
                                            (B), or (C) of this Section D.

/_/                           (E)           A "qualified institutional buyer"
                                            (as defined in paragraph (a) of Rule
                                            144A under the Securities Act),
                                            acting for its own account, the
                                            account of another qualified
                                            institutional buyer, or the account
                                            of a qualified purchaser, provided
                                            that (i) a dealer described in
                                            paragraph (a)(1)(ii) of Rule 144A
                                            shall own and invest on a
                                            discretionary basis at least $25
                                            million in securities of issuers
                                            that are not affiliated persons of
                                            the dealer; and (ii) a plan referred
                                            to in paragraph (a)(1)(D) or
                                            (a)(1)(E) of Rule 144A, or a trust
                                            fund referred to in paragraph
                                            (a)(1)(F) of Rule 144A that holds
                                            the assets of such a plan, will not
                                            be deemed to be acting for its own
                                            account if investment decisions with
                                            respect to the plan are made by the
                                            beneficiaries of the plan, except
                                            with respect to investment decisions
                                            made solely by the fiduciary,
                                            trustee or sponsor of such plan.

/_/                           (F)           A company, partnership or trust,
                                            each beneficial owner of the
                                            securities of which is a
                                            qualified purchaser.

         -----------------------

Category 2:

The Investor is not able to check any of the boxes set forth above in Category
1.

         -----------------------

                                                            Annex 1 to Exhibit B


                           DEFINITION OF "INVESTMENTS"

The term "investments" means:

(1) Securities, other than securities of an issuer that controls, is controlled by, or is under common control with, the Investor that owns such securities, unless the issuer of such securities is:

                    (i) an investment company or a company that would be an investment company but for the exclusions or exemptions provided by Sections 3(c)(1) through 3(c)(9) of the Investment Company Act, or a commodity pool; or

                    (ii) a Public Company (as defined below);

                    (iii) a company with shareholders' equity of not less than
                         $50 million (determined in accordance with generally accepted accounting principles) as reflected on the company's most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the Investor acquires Interests;

(2)  Real estate held for investment purposes;

(3)  Commodity Interests (as defined below) held for investment purposes;

(4)  Physical Commodities (as defined below) held for investment purposes;

(5) To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;

(6) In the case of an Investor that is a company that would be an investment company for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, or a commodity pool, any amounts payable to such Investor pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Investor upon the demand of the Investor; and

(7)  Cash and cash equivalents held for investment purposes.

     Real Estate that is used by the owner or a Related Person (as defined below) of the owner for personal purposes, or as a place of business, or in connection with the conduct of the trade or business of such owner or a Related Person of the owner, will NOT be considered Real Estate held for investment purposes, provided that real estate owned by an Investor who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. However, residential real estate will not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by section 280A of the Internal Revenue Code of 1986, as amended.

     A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by the Investor who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Interests, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

     "Commodity Interests" means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

                    (i) Any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder; or

                    (ii) Any board of trade or exchange outside the United
                         States, as contemplated in Part 30 of the rules under the Commodity Exchange Act.

     "Public Company" means a company that:

                    (i) files reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; or

                    (ii) has a class of securities that are listed on a
                         Designated Offshore Securities Market, as defined by Regulation S of the Securities Act of 1933, as amended.

     "Financial Contract" means any arrangement that:

                    (i) takes form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

                    (ii) is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

                    (iii) is entered into in response to a request from a
                         counterparty for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

     "Physical Commodities" means any physical commodity with respect to which a Commodity Interest is traded on a market specified in the definition of Commodity Interests above.

     "Related Person" means a person who is related to the Investor as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the In-vestor, or is a spouse of such descendant of ancestor, provided that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such an owner. "Family Company" means a company that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established for the benefit of such persons.

     For purposes of determining the amount of investments owned by a company, there may be included investments owned by majority-owned subsidiaries of the company and investments owned by a company ("Parent Company") of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company.

     In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person's investments any investment held jointly with such person's spouse, or investments in which such person shares with such person's spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Fund are qualified purchasers, there may be included in the amount of each spouse's investments any investments owned by the other spouse (whether or not such investments are held jointly). There shall be deducted from the amount of any such investments any amounts specified by paragraph 2(a) of Annex 2 incurred by such spouse.

     In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person's investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

                                                            Annex 2 to Exhibit B


                            VALUATIONS OF INVESTMENTS

     The general rule for determining the value of investments in order to ascertain whether a person is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by such person shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

     (1) In the case of Commodity Interests, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Interests; and

     (2) In each case, there shall be deducted from the amount of investments owned by such persons the following amounts:

          (a) The amount of any outstanding indebtedness incurred to acquire the investments owned by such person.

          (b) A Family Company, in addition to the amounts specified in paragraph (a) above, shall have deducted from the value of such Family Company's investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.

                                                                       EXHIBIT C


                              -NASD Status Matters-

     A. The following information is needed in order to comply with rules of the National Association of Securities Dealers (NASD) generally:

     1. The Investor is a member, an affiliate of a member or a person associated with a member of the NASD.* (*See the definitions below)

                   / / YES              / / NO

DEFINITIONS AND EXPLANATIONS

* Article I of the NASD's By-Laws defines the term "member" to mean any broker or dealer admitted to membership in the NASD, and defines the term a "person associated with a member" to mean (1) a natural person registered under the NASD rules; or (2) a sole proprietor, partner, officer, director, or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not such person is registered or exempt from registration with the NASD.

     NASD Rule 2720 defines "affiliate" to mean a company which controls, is controlled by or is under common control with a member. (For individuals, a person who controls a member would be an affiliate.)

     Rule 2720 further states that (i) a company will be presumed to control a member if the company beneficially owns ten percent (10%) or more of the outstanding voting securities of a member which is a corporation or beneficially owns a partnership interest in ten percent (10%) or more of the distributable profits or losses of a member which is a partnership;
     (ii) a member will be presumed to control a company if the member and persons associated with the member beneficially own ten percent (10%) or more of the outstanding voting securities of a company which is a corporation or beneficially own a partnership interest in ten percent (10%) or more of the distributable profits or losses of a company which is a partnership; and (iii) a member and a company will be presumed to be under common control if (A) the same natural person or company controls both the member and the company by beneficially owning ten percent (10%) or more of the outstanding voting securities of a member or company which is a corporation or by owning a partnership interest in ten percent (10%) or more of the distributable profits or losses of a member or company which is a partnership; or (B) a person having the power to direct or cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question. For purposes of the foregoing presumptions, "beneficial ownership" is defined as the right to the economic benefits of a security.

2. If you answer "yes" to item 1 above, please provide details regarding such membership, affiliation or association (in completing this question, please refer to the footnote information above and consult with your legal advisor if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. The following information is required in connection with the NASD Free Riding and Withholding Interpretation (IM-2110) of NASD Conduct Rules 2110 (the "Interpretation").

                 Indicate whether the Investor (or spouse or any
                     co-investor) is any of the following:

______     (1)           A member of the NASD or otherwise a domestic or foreign
                         securities broker or dealer;

______     (2)           An officer, director, general partner, branch manager,
                         employee or agent of any member of the NASD or any other securities broker or dealer; or any individual associated with a broker or dealer who performs similar functions or occupies similar status as any of those persons; or any individual engaged in the investment banking or securities business who directly or indirectly controls or is controlled by a broker or dealer;

______     (3)           (a)        A person who owns more than 10% of the
                         equity securities of or who has contributed more than 10% to the capital of a broker or dealer (other than a broker or dealer engaged solely in the purchase or sale of investment com-pany/variable contracts securities or direct participation program securities); or a person who owns
                         10% or less of such a broker or dealer or has contributed 10% or less to such a broker's or dealer's capital, unless such ownership or capital interest is passive, and that broker or dealer does not sell securities to that person and is not in a position to direct the allocation of securities to that person;

______ (b) A person or entity that owns, directly or indirectly, any class of equity securities of, or who has made a contribution of capital to, a member of the NASD (other than a member engaged solely in the purchase or sale of investment company/variable contracts securities or direct participation program securities), unless (i) such person's or entity's ownership or capital interest is passive and amounts to not more than 10% of the equity or capital of the member, and (ii) either (a) the securities of the member are traded on a national securities exchange or the Nasdaq system, or (b) the member does not sell securities to such person or entity and is not in a position to direct the allocation of securities to such person or entity;(3)

______     (4)           A member of the immediate family(4) of any person
                         described in clause (2) or (3) above, who:

            ______    (a)     supports you, directly or indirectly, to a
                              material extent;

----------

3 For purposes of clause (3)(b), any person or entity with an equity ownership or capital interest in a second entity that maintains an investment in a NASD member is deemed to have a percentage interest in the member equal to the percentage interest of the second entity in the member, multiplied by the percentage interest of such person or entity in such second entity.

4 The "immediate family" of a person includes that person's spouse, parents, brothers, sisters, children, mother-in-law, father-in-law, brothers-in-law, sisters-in-law, daughters-in-law, and persons supported, directly or indirectly, to a material extent by that person.

            ______    (b)     contributes, directly or indirectly, to your
                              support but does not support you to a material extent. Please provide the name of the broker or dealer with which that person is affiliated or associated:
                              __________________________________;

            ______    (c)     does not contribute, directly or indirectly,
                              to your support. Please provide the name of the broker or dealer with which that person is affiliate or associated:
                              ___________________________________;

______     (5)           An account in which a beneficial interest holder is
                         (a) a person or entity specified in clause (1), (2) or
                         (3) above, or (b) a member of the immediate family of a person specified in clause (2) or (3) who is supported, directly or indirectly, to a material extent by that person;

______     (6)           A domestic or foreign bank, bank branch, trust company
                         or other conduit for an undisclosed principal;

______     (7)           A finder in respect of any public offering of
                         securities;

______     (8)           A person, such as an attorney, accountant or financial
                         consultant, acting in a fiduciary capacity to any managing underwriter of any public offering of securities;

______     (9)           A senior officer of any bank, savings and loan
                         institution, insurance company, investment company, investment advisory firm or other institutional type account (including, but not limited to, hedge funds, investment partnerships, investment corporations or investment clubs), domestic or foreign;

______     (10)          A person in the securities department of, employed by,
                         having influence in, or engaged in activities directly or indirectly involved or related to the function of buying or selling securities for, any account of the type specified in the preceding clause (9);

______     (11)          A person who is supported directly or indirectly, to a
                         material extent, by any person specified in any of the preceding clauses (7) through (10);

______     (12)          An account in which a beneficial interest holder is (a)
                         a person or entity specified in any of the preceding clauses (7) through (11), or (b) a member of the immediate family of a person specified in clause (2) or
                         (3) to whose support that person does not contribute, directly or indirectly. Please provide the name of the broker or dealer with which that person is affiliated or associated: ______________________________________;
                         or

______     (13)          An account in which a beneficial interest holder is a

                         member of the immediate family of a person specified in clause (2) or (3) who is not supported to a material extent by that person, but to whose support that person contributes, directly or indirectly. Please provide the name of the broker or dealer with which the person specified in clause (2) or (3) is affiliated or associated: _______________________________________.

______ Neither the Investor nor the Investor's spouse or co-investor (if an investment is being made jointly) falls within any of the foregoing categories.

If the Investor is a trust, please list all beneficiaries and their occupations.

           Name of Beneficiary                       Occupation

_______________________________________     ____________________________________
______________________________________     ____________________________________
_______________________________________     ____________________________________


The Investor understands that if the foregoing representation is or ever becomes untrue in any respect, the business of the General Partner or the Partnership may be materially and adversely affected thereby, and you will be fully responsible for the consequences thereof. The Investor agrees to notify the General Partner forthwith in writing if this representation is or ever is about to become or ever becomes untrue in any respect.

                                      ****